UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSRS

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number: 811-22005

Allspring Global Dividend Opportunity Fund

(Exact name of registrant as specified in charter)

1415 Vantage Park Drive, 3rd Floor, Charlotte, NC 28203

(Address of principal executive offices) (Zip code)

Matthew Prasse

Allspring Funds Management, LLC

1415 Vantage Park Drive, 3rd Floor, Charlotte, NC 28203

(Name and address of agent for service)

Registrant’s telephone number, including area code: 800-222-8222

Date of fiscal year end: October 31

Date of reporting period: April 30, 2023

ITEM 1. REPORT TO STOCKHOLDERS

Allspring Global Dividend Opportunity Fund (EOD)
Semi-Annual Report
April 30, 2023

The views expressed and any forward-looking statements are as of April 30, 2023, unless otherwise noted, and are those of the Fund’s portfolio managers and/or Allspring Global Investments. Discussions of individual securities or the markets generally are not intended as individual recommendations. Future events or results may vary significantly from those expressed in any forward-looking statements. The views expressed are subject to change at any time in response to changing circumstances in the market. Allspring Global Investments disclaims any obligation to publicly update or revise any views expressed or forward-looking statements.
Allspring Global Dividend Opportunity Fund | 1

Letter to shareholders (unaudited)

Andrew Owen
President
Allspring Funds
Dear Shareholder:
We are pleased to offer you this semi-annual report for the Allspring Global Dividend Opportunity Fund for the six-month period that ended April 30, 2023. Globally, stocks and bonds rebounded strongly despite ongoing volatility. While navigating persistently high inflation and the impact of ongoing aggressive central bank rate hikes, markets rallied on signs of declining inflation, anticipation of an end to the central bank monetary tightening cycle, and the stimulating impact of China removing its strict COVID-19 lockdowns in December. For the six-month period, domestic U.S. and global stocks and bonds had strong results. After suffering deep and broad losses through 2022, recent fixed income performance benefited from a base of higher yields that have the potential to generate higher income.
For the period, U.S. stocks, based on the S&P 500 Index,1 returned 8.63%. International stocks, as measured by the MSCI ACWI ex USA Index (Net),2 gained 20.65% while the MSCI EM Index (Net) (USD),3 returned 16.36%. Among bond indexes, the Bloomberg U.S. Aggregate Bond Index4 returned 6.91%, the Bloomberg Global Aggregate ex-USD Index (unhedged)5 gained 10.55%, the Bloomberg Municipal Bond Index6 gained 7.65%, and the ICE BofA U.S. High Yield Index7 returned 5.92%.
Despite high inflation and central bank rate hikes, markets rally.
Stocks and bonds rallied in November after earlier volatility. Economic news was encouraging, driven by U.S. labor market strength. Although central banks kept increasing rates, hopes rose for an easing in the pace of rate hikes and a possible end to central bank monetary tightening in 2023. Although inflation remained at record highs in the eurozone, we began to see signs of a possible decline in inflationary pressures as U.S. inflation moderated, with a 7.1% annual price rise in November and a monthly price increase of just 0.1%. China’s economic data remained weak, reflecting its zero-COVID-19 policy.
Financial markets cooled in December, with U.S. equities posting negative overall results in response to a weakening U.S. dollar. Fixed income securities ended one of their worst years ever, with flat overall monthly returns as markets weighed the hopes for an end to the monetary tightening cycle with the reality that central banks had not completed their jobs yet. U.S. Consumer Price Index (CPI)8 data showed a strong consistent trend downward, which brought down the 12-month CPI to 6.5% in December from 9.1% in June. Other countries and regions reported still-high but declining inflation rates as the year wound down.
1
The S&P 500 Index consists of 500 stocks chosen for market size, liquidity, and industry group representation. It is a market-value-weighted index with each stock’s weight in the index proportionate to its market value. You cannot invest directly in an index.
2
The Morgan Stanley Capital International (MSCI) All Country World Index (ACWI) ex USA Index (Net) is a free-float-adjusted market-capitalization-weighted index that is designed to measure the equity market performance of developed and emerging markets, excluding the U.S. Source:  MSCI. MSCI makes no express or implied warranties or representations and shall have no liability whatsoever with respect to any MSCI data contained herein. The MSCI data may not be further redistributed or used as a basis for other indexes or any securities or financial products. This report is not approved, reviewed, or produced by MSCI. You cannot invest directly in an index.
3
The MSCI Emerging Markets (EM) Index (Net) (USD) is a free-float-adjusted market-capitalization-weighted index that is designed to measure the equity market performance of emerging markets. You cannot invest directly in an index.
4
The Bloomberg U.S. Aggregate Bond Index is a broad-based benchmark that measures the investment-grade, U.S.-dollar-denominated, fixed-rate taxable bond market, including Treasuries, government-related and corporate securities, mortgage-backed securities (agency fixed-rate and hybrid adjustable-rate mortgage pass-throughs), asset-backed securities, and commercial mortgage-backed securities. You cannot invest directly in an index.
5
The Bloomberg Global Aggregate ex-USD Index (unhedged) is an unmanaged index that provides a broad-based measure of the global investment-grade fixed-income markets excluding the U.S.-dollar-denominated debt market. You cannot invest directly in an index.
6
The Bloomberg Municipal Bond Index is an unmanaged index composed of long-term tax-exempt bonds with a minimum credit rating of Baa. You cannot invest directly in an index.
7
The ICE BofA U.S. High Yield Index is a market-capitalization-weighted index of domestic and Yankee high yield bonds. The index tracks the performance of high yield securities traded in the U.S. bond market. You cannot invest directly in an index. Copyright 2023. ICE Data Indices, LLC. All rights reserved.
8
The U.S. Consumer Price Index (CPI) is a measure of the average change over time in the prices paid by urban consumers for a market basket of consumer goods and services. You cannot invest directly in an index.
2 | Allspring Global Dividend Opportunity Fund

Letter to shareholders (unaudited)
The year 2023 began with a rally across global equities and fixed income securities. Investor optimism rose in response to data indicating declining inflation rates and the reopening of China’s economy with the abrupt end to its zero-COVID-19 policy. The U.S. reported surprisingly strong job gains—employers added more than 500,000 jobs—and unemployment fell to 3.4%, the lowest level since 1969. Meanwhile, wage growth, seen as a potential contributor to ongoing high inflation, continued to moderate. All eyes remained fixed on the Federal Reserve (Fed) and on how many more rate hikes remain in this tightening cycle. The 0.25% federal funds rate hike announced in January was the Fed’s smallest rate increase since March 2022.
Financial markets declined in February as investors responded unfavorably to resilient economic data. The takeaway:  Central banks will likely continue their monetary tightening cycle for longer than markets had priced in. In this environment—where strong economic data is seen as bad news—the resilient U.S. labor market was seen as a negative while the inflation rate has not been falling quickly enough for the Fed, which raised interest rates by 0.25% in early February. Meanwhile, the Bank of England and the European Central Bank both raised rates by 0.50%.
The collapse of Silicon Valley Bank in March, the second-largest banking failure in U.S. history, led to a classic bank run that spread to Europe where Switzerland’s Credit Suisse was taken over by its rival, UBS. The banking industry turmoil created an additional challenge for central banks in balancing inflationary concerns against potential economic weakening. Meanwhile, recent data pointed to economic strength in the U.S., Europe, and China. And China’s economy continued to rebound after the removal of its COVID-19 lockdown. Inflation rates in the U.S., the U.K., and Europe all remained higher than central bank targets, leading to additional rate hikes in March.
Economic data released in April pointed to global resilience, as Purchasing Managers Indexes1 in the U.S., U.K., and eurozone beat expectations, and China reported first-quarter annualized economic growth of 4.5%. Despite banking industry stress, developed market stocks had monthly gains. The U.S. labor market remained strong, with a 3.5% jobless rate and monthly payroll gains above 200,000. However, uncertainty and inflationary concerns weighed on investors in the U.S. and abroad.
Don’t let short-term uncertainty derail long-term investment goals.
Periods of investment uncertainty can present challenges, but experience has taught us that maintaining long-term investment goals can be an effective way to plan for the future. Although diversification cannot guarantee an investment profit or prevent losses, we believe it can be an effective way to manage investment risk and potentially smooth out overall portfolio performance. We encourage investors to know their investments and to understand that appropriate levels of risk-taking may unlock opportunities.
Thank you for choosing to invest with Allspring Funds. We appreciate your confidence in us and remain committed to helping you meet your financial needs.
Sincerely,

Andrew Owen
President
Allspring Funds
“ The collapse of Silicon Valley Bank in March, the second-largest banking failure in U.S. history, led to a classic bank run that spread to Europe where Switzerland’s Credit Suisse was taken over by its rival, UBS. ”
For further information about your fund, contact your investment professional, visit our website at allspringglobal.com, or call us directly at 1-800-222-8222.
1
The Purchasing Managers Index (PMI) is an index of the prevailing direction of economic trends in the manufacturing and service sectors. You cannot invest directly in an index.
Allspring Global Dividend Opportunity Fund | 3

Letter to shareholders (unaudited)

Notice to Shareholders
• On November 16, 2022, the Fund announced a renewal of its open-market share repurchase program (the “Buyback
Program”). Under the renewed Buyback Program, the Fund may repurchase up to 5% of its outstanding shares in open market transactions during the period beginning on January 1, 2023 and ending on December 31, 2023. The Fund’s Board of Trustees has delegated to Allspring Funds Management, LLC, the Fund’s adviser, discretion to administer the Buyback
Program, including the determination of the amount and timing of repurchases in accordance with the best interests of the Fund and subject to applicable legal limitations.

• The Fund’s managed distribution plan provides for the declaration of quarterly distributions to common shareholders of the Fund at an annual minimum fixed rate of 9% based on the Fund’s average monthly net asset value per share over the prior 12 months. Under the managed distribution plan, quarterly distributions may be sourced from income, paid-in capital, and/or capital gains, if any. To the extent that sufficient investment income is not available on a monthly basis, the
Fund may distribute paid-in capital and/or capital gains, if any, in order to maintain its managed distribution level. You should not draw any conclusions about the Fund’s investment performance from the amount of the Fund’s distributions or from the terms of the managed distribution plan. Shareholders may elect to reinvest distributions received pursuant to the managed distribution plan in the Fund under the existing dividend reinvestment plan, which is described later in this report.

4 | Allspring Global Dividend Opportunity Fund

This page is intentionally left blank.

Performance highlights (unaudited)
Performance highlights
Investment objective	The Fund’s primary investment objective is to seek a high level of current income. The Fund’s secondary objective is long-term growth of capital.
Strategy summary
The Fund allocates its assets between two separate investment strategies, or sleeves. Under normal market conditions, the Fund allocates approximately 80% of its total assets to an equity sleeve comprised primarily of common stocks and other equity securities that offer above-average potential for current and/or future dividends. This sleeve invests normally in approximately 60 to 80 securities, broadly diversified among major sectors and regions. The sector and region weights are typically within +/- 5 percent of weights in the MSCI ACWI (Net)†. The remaining approximately 20% of the Fund’s total assets is allocated to a sleeve consisting of below investment grade (high yield) debt, loans, and preferred stocks. The Fund also employs an option strategy in an attempt to generate gains on call options written by the Fund.

Adviser	Allspring Funds Management, LLC
Subadviser	Allspring Global Investments, LLC
Portfolio managers	Justin P. Carr, CFA, Harindra de Silva, Ph.D, CFA, Vince Fioramonti, CFA, Chris Lee, CFA, Megan Miller, CFA, Michael J. Schueller, CFA

Average annual total returns (%) as of April 30, 2023[1]
	6 months	1 year	5 year	10 year
Based on market value	-0.92	-2.26	4.88	4.72
Based on net asset value (NAV)	9.13	0.03	5.44	4.89
Global Dividend Opportunity Blended Index[2]	11.34	1.96	6.59	7.15
ICE BofA U.S. High Yield Constrained Index[3]	5.92	1.10	3.11	3.94
MSCI ACWI (Net)†	12.68	2.06	7.03	7.91
Figures quoted represent past performance, which is no guarantee of future results, and do not reflect taxes that a shareholder may pay on an investment in a fund. Investment return and principal value of an investment will fluctuate so that an investor’s shares, when sold, may be worth more or less than their original cost. Current performance may be lower or higher than the performance data quoted, which assumes the reinvestment of dividends and capital gains. Performance figures of the Fund do not reflect brokerage commissions that a shareholder would pay on the purchase and sale of shares. If taxes and such brokerage commissions had been reflected, performance would have been lower. To obtain performance information current to the most recent month-end, please call 1-800-222-8222.
The Fund’s annualized expense ratio for the six months ended April 30, 2023, was 2.61% which includes 1.36% of interest expense.

[1]
Total returns based on market value are calculated assuming a purchase of common stock on the first day and a sale on the last day of the period reported. Total returns based on NAV are calculated based on the NAV at the beginning of the period and at the end of the period. Dividends and distributions, if any, are assumed for the purposes of these calculations to be reinvested at prices obtained under the Fund’s Automatic Dividend Reinvestment Plan.

[2]
Source:  Allspring Funds Management, LLC. The Global Dividend Opportunity Blended Index is composed of 80% Morgan Stanley Capital International (MSCI) All Country
World Index (ACWI) (Net) and 20% ICE BofA U.S. High Yield Constrained Index. Prior to October 15, 2019, the Global Dividend Opportunity Blended Index was composed
65% of the MSCI ACWI (Net), 20% of the ICE BofA U.S. High Yield Constrained Index, and 15% of the ICE BofA Core Fixed Rate Preferred Securities Index. Prior to May 1,
2017, the Global Dividend Opportunity Blended Index was composed 65% of the MSCI ACWI (Net) and 35% of the ICE BofA Core Fixed Rate Preferred Securities Index. You
cannot invest directly in an index.

[3]
The ICE BofA U.S. High Yield Constrained Index is a market-value-weighted index of all domestic and Yankee high-yield bonds, including deferred interest bonds and payment-in-kind securities. Issues included in the index have maturities of one year or more and have a credit rating lower than BBB-/Baa3 but are not in default. The ICE
BofA U.S. High Yield Constrained Index limits any individual issuer to a maximum of 2% benchmark exposure. You cannot invest directly in an index. Copyright 2023. ICE
Data Indices, LLC. All rights reserved.

†
The MSCI ACWI (Net) is a free-float-adjusted market-capitalization-weighted index that is designed to measure the equity market performance of developed and emerging markets. Source:  MSCI. MSCI makes no express or implied warranties or representations and shall have no liability whatsoever with respect to any MSCI data contained herein. The MSCI data may not be further redistributed or used as a basis for other indices or any securities or financial products. This report is not approved, reviewed, or produced by MSCI. You cannot invest directly in an index.

CFA® and Chartered Financial Analyst® are trademarks owned by CFA Institute.

6 | Allspring Global Dividend Opportunity Fund

Performance highlights (unaudited)

Growth of $10,000 investment as of April 30, 2023[1]

[1]
The chart compares the performance of the Fund for the most recent ten years with the Global Dividend Opportunity Blended Index, ICE BofA U.S. High Yield Constrained
Index and MSCI ACWI (Net). The chart assumes a hypothetical investment of $10,000 investment and reflects all operating expenses of the Fund.

Comparison of NAV vs. market value[1]

[1]
This chart does not reflect any brokerage commissions charged on the purchase and sale of the Fund’s common stock. Dividends and distributions paid by the Fund are included in the Fund’s average annual total returns but have the effect of reducing the Fund’s NAV.

Allspring Global Dividend Opportunity Fund | 7

Performance highlights (unaudited)
Risk summary
This closed-end fund is no longer available as an initial public offering and is only offered through broker-dealers on the secondary market. A closed-end fund is not required to buy its shares back from investors upon request. Shares of the Fund may trade at either a premium or discount relative to the Fund’s net asset value, and there can be no assurance that any discount will decrease. The values of, and/or the income generated by, securities held by the Fund may decline due to general market conditions or other factors, including those directly involving the issuers of such securities. Equity securities fluctuate in value in response to factors specific to the issuer of the security. Small- and mid-cap securities may be subject to special risks associated with narrower product lines and limited financial resources compared with their large-cap counterparts and, as a result, small- and mid-cap securities may decline significantly in market downturns and may be more volatile than those of larger companies due to their higher risk of failure. Debt securities are subject to credit risk and interest rate risk, and high-yield securities and unrated securities of similar credit quality have a much greater risk of default and their values tend to be more volatile than higher-rated securities with similar maturities. Foreign investments may contain more risk due to the inherent risks associated with changing political climates, foreign market instability, and foreign currency fluctuations. Risks of foreign investing are magnified in emerging or developing markets. Derivatives involve risks, including interest rate risk, credit risk, the risk of improper valuation, and the risk of noncorrelation to the relevant instruments they are designed to hedge or closely track. There are numerous risks associated with transactions in options on securities and/or indexes. As a writer of an index call option, the Fund forgoes the opportunity to profit from increases in the values of securities held by the Fund. However, the Fund has retained the risk of loss (net of premiums received) should the price of the Fund’s portfolio securities decline. Similar risks are involved with writing call options or secured put options on individual securities and/or indexes held in the Fund’s portfolio. This combination of potentially limited appreciation and potentially unlimited depreciation over time may lead to a decline in the net asset value of the Fund. The Fund is leveraged through a revolving credit facility and also may incur leverage by issuing preferred shares in the future. The use of leverage results in certain risks, including, among others, the likelihood of greater volatility of the net asset value and the market value of common shares.

8 | Allspring Global Dividend Opportunity Fund

Performance highlights (unaudited)
MANAGER’S DISCUSSION
Overview
The Fund’s return based on market value was -0.92% for the six-month period that ended April 30, 2023. During the same period, the Fund’s return based on its net asset value (NAV) was 9.13%. Based on both its market value and its NAV return, the Fund underperformed the Global Dividend Opportunity Blended Index for the period.
Global equity markets struggled throughout most of 2022 before rebounding; recessionary risks rise.
The MSCI ACWI (Net) fell 18.36% during 2022, marking the worst calendar year for global equities since 2008. However, global markets rebounded during the fourth quarter of 2022 and the first quarter of 2023, supported by softer inflation data, oversold conditions, and optimism over a potential pause in rate hikes by developed market central banks. For the past six months, growth stocks outperformed value stocks by roughly 9%, with the MSCI ACWI Growth Index* gaining 17% and the MSCI ACWI Value Index** returning only 8%. The equity sleeve historically has underperformed the benchmark MSCI ACWI when growth outperforms value, and this half-year period was no exception.
Although global growth received a boost from China’s economic reopening, broad segments of the global economy lost considerable momentum heading into 2023. Inflation remained stubbornly high but continued easing in many developed economies. Major central banks pressed forward with their aggressive tightening cycle, albeit at a slower pace. Developed labor markets showed continued resiliency in the face of higher rates and waning economic growth. The rapid pace of rate hikes by central banks contributed to March’s banking crisis. However, U.S. and European regulators aggressively stepped in to contain the fallout and prevent wider contagion.
To deliver a higher dividend relative to the benchmark, the equity sleeve has greater exposure to dividend payers and less exposure to growth companies that do not pay dividends. The equity sleeve was overweight in the U.K./Ireland and Europe, as these regions have more stocks that pay a higher dividend. The equity sleeve was underweight the lower-yielding U.S. and Japanese markets, and at period-end, it had no exposure to emerging markets. The strategy maintains an overweight in the information technology (IT) sector, where prospects related to cloud computing continue to grow.
Federal Reserve (Fed) actions to combat inflation and its effects and geopolitical tension in Eastern Europe and Asia were key drivers of high yield market performance over the past six months. A hawkish Fed resulted in continued high interest rate volatility, contributing in part to financials sector instability in the spring of 2023. Meanwhile, economic growth has decelerated, which, coupled with inflation, has placed the economy at risk of recession, or even stagflation. Yields in the high yield market peaked at nearly 10% in October but have since moderated to roughly 8.5%, while the bond default rate rose from 1.2% in October 2022 to 2.2% in April 2023.
As the largest sector in the high yield market, energy continues to be a focal point for investors. The continued fallout from the Russia-Ukraine war placed a spotlight on the energy sector as prices became uncertain but demand for U.S. supplies was strong. Within the sector, fundamentals were robust throughout the period, making energy arguably a defensive sector in the current environment despite having recently undergone two default cycles.
The option overlay*** is a short-call strategy written on a portion of the Fund’s global equity allocation. The combined global equity and short option portfolio creates a global covered call portfolio. Over the long run, a covered call strategy aims to add yield and lower risk compared with a passive allocation to equity. The option overlay is expected to add value in flat-to-down global equity markets and in above-average volatility environments.
Stock selection within energy, health care, and consumer staples detracted from relative performance.
The energy sector declined 0.50% and was the worst-performing sector of the MSCI ACWI (Net) during the period. Weak stock selection within the energy sector detracted from the equity sleeve’s results. Devon Energy and ConocoPhillips declined 29% and 17%, respectively, as both companies provided disappointing production and capital expenditures guidance. The health care sector is typically viewed as a haven of quality growth against rising rates. However, after performing well during 2022’s
*
The MSCI ACWI Growth Index captures large and mid cap securities exhibiting overall growth style characteristics across Developed Markets (DM) countries and Emerging Markets (EM) countries. The growth investment style characteristics for index construction are defined using five variables:  long-term forward EPS growth rate, short-term forward EPS growth rate, current internal growth rate and long-term historical EPS growth trend and long-term historical sales per share growth trend.  You cannot invest directly into an index.
**
The MSCI ACWI Value Index captures large and mid cap securities exhibiting overall value style characteristics across Developed Markets countries and  Emerging Markets (EM) countries. The value investment style characteristics for index construction are defined using three variables:  book value to price, 12-month forward earnings to price and dividend yield.  You cannot invest directly into an index.
***
The option overlay is compared with the option-only returns of the U.S.-based covered call benchmarks, the Chicago Board Options Exchange (CBOE) S&P 500 Buy Write (BXM) Index and the CBOE S&P 500 2% OTM Buy Write (BXY) Index. The BXM is a benchmark index designed to track the performance of a hypothetical buy-write strategy on the S&P 500 Index. The BXY Index is a new index that uses the same methodology as BXM, but is calculated using out-of-the-money S&P 500 Index (SPX) call options, rather than at-the-money SPX call options. We adjust the benchmarks to assume 50% written on equity and report only the option return. The unadjusted BXM Index and BXY Index returned 7.84% and 9.13%, respectively, from October 31, 2022 to April 30, 2023. You cannot invest directly in an index.

Allspring Global Dividend Opportunity Fund | 9

Performance highlights (unaudited)
market downturn, Pfizer, Bristol-Myers Squibb, and UnitedHealth Group pulled back, returning -15%, -13%, and -11%, respectively, during the six-month period. Within consumer staples, Archer-Daniels-Midland* returned -13% over fears of slowing global agricultural demand.
Ten largest holdings (%) as of April 30, 2023[1]
Microsoft Corp.	4.04
Apple, Inc.	3.28
Coca-Cola Co.	2.40
UnitedHealth Group, Inc.	2.25
AXA SA	1.94
ConocoPhillips	1.92
Alphabet, Inc. Class A	1.82
Bristol-Myers Squibb Co.	1.63
Broadcom, Inc.	1.62
Devon Energy Corp.	1.58

[1]	Figures represent the percentage of the Fund’s net assets. Holdings are subject to change and may have changed since the date specified.
The equity sleeve benefited from stock selection within financials, industrials, and materials.
3i Group plc, a U.K private equity firm, surged 51%, while France’s BNP Paribas SA and AXA SA returned 37% and 30%, respectively. Most recently, the Fund also benefited from not owning any of the controversial bank stocks, including Silicon Valley Bank, Signature Bank, First Republic, and Credit Suisse. Two European industrial conglomerates, Siemens AG (+54%) and Schneider Electric (+37%), generated strong earnings as both companies are capitalizing on strong demand for electrification, automation, and sustainability. Within materials, Fortescue Metals Group (+53%) and Reliance Steel & Aluminum* (+24%) rallied on healthy industrial demand and favorable commodity prices. The Fund also benefited from a slight overweight to communication services and IT, which returned 23% and 20%, respectively, and were the two best-performing sectors of the index during the six-month period.
The high yield sleeve took a barbelled approach
Since October 2022, as rates have risen and spreads have modestly widened, the Fund’s high yield sleeve reinvested some of its shorter-maturity, higher-quality holdings into a combination of higher-yielding shorter maturities and higher-quality longer maturities. Its ratings allocation has incrementally moved toward a more “barbelled” position. The high yield team reduced BB-rated and B-rated bonds while increasing BBB-rated and CCC-rated bonds.
By sector, leisure and transportation services were most additive within high yield, while media entertainment and health care holdings were most detrimental. Dish Network and Fly Leasing were our best-performing individual credits. Underweight allocations to Lumen Technologies and iHeart Communications also contributed. Gray Television and Enviva were the two worst-performing individual holdings.
Leverage impact
The Fund’s use of leverage through bank borrowings had a positive impact on total return performance during this reporting period. As of April 30, 2023, the Fund had approximately 19% of total assets in leverage.
Option overlay detracted during a period of strong equity performance.
Global equity markets performed strongly during this period, with the MSCI ACWI (Net) returning 12.68%. The overall increase in equity valuation caused option-implied volatilities to substantially decrease. The option-implied volatility, as measured by the VIX Index,** decreased from 25.75% to 15.78% over the six-month period, ending the period at a post-COVID-19 low. As expected, the option overlay detracted from the Fund’s performance during this period as equity markets sharply increased and volatility declined.
Sector allocation as of April 30, 2023[1]

18%
Information technology
15%
Financials
12%
Communications
11%
Industrials
9%
Health care
8%
Energy
7%
Consumer discretionary
5%
Consumer staples
4%
Consumer, cyclical
4%
Real estate
3%
Utilities
2%
Consumer, non-cyclical
2%
Materials

[1]	Figures represent the percentage of the Fund’s long-term investments. These amounts are subject to change and may have changed since the date specified.
*
This security was no longer held at the end of the reporting period.
**
The Chicago Board Options Exchange (CBOE) Market Volatility Index (VIX) is a popular measure of the implied volatility of S&P 500 Index options. It represents one measure of the market’s expectation of stock market volatility over the next 30-day period. You cannot invest directly in an index.

10 | Allspring Global Dividend Opportunity Fund

Performance highlights (unaudited)
Recession risks are rising as economic growth weakens and credit conditions tighten.
As 2023 began, investors were buoyed by optimism that most developed economies would narrowly avoid a recession. However, such hopes were tempered by dread that central banks would continue hiking rates until something broke. By March, the economic data weakened and the U.S. witnessed its first bank failures since the onset of 2008’s Global Financial Crisis. However, we believe the generous lending facilities at central banks should contain fallout from the bank failures, which, in turn, should limit some of the overall economic damage.
The sharp rise in short-term interest rates appears to be taming inflation, but the lagged effects of 2022’s rapid tightening cycle are increasing the likelihood of a hard landing for many developed economies. Depending on the company and industry, many firms have already experienced a profits recession.
Earnings expectations will likely rebound before the economy improves. Market valuations and credit spreads may point toward a recovery even before the reality of a recession sinks in. Recessions typically trigger demand destruction, a rebalancing of markets, and lower inflation.
Given the environment of tighter financial conditions and weakening economic growth, we believe it is still prudent to emphasize higher-quality stocks. In addition to our current emphasis on quality, our longstanding focus on strong earnings and inexpensive valuations is presenting selective opportunities within cyclical value stocks.
The Fund’s equity team anticipates volatile and range-bound markets. While it is generally cautious, there are potential positive catalysts from Chinese economic growth, decelerating inflation, and resilient developed market labor markets. As we monitor the macroeconomic environment, we will continue to diligently focus on company fundamentals and disciplined portfolio risk management.
High yield spreads are expected to be range-bound
The Fed hiked rates for what may be the final time this cycle while retaining a hawkish bias. Rates are in restrictive territory and will likely remain higher for longer. The potential for further banking stress or volatility relating to resolution of the debt ceiling crisis remains a near-term risk and will likely keep high yield spreads range-bound until resolved. Significant concerns remain that 500 basis points (bps; 100 bps equal 1.00%) of rate hikes in the past year will precipitate a recession as the effect of tighter monetary policy circulates through the economy.
High yield spreads would likely move wider in a recession but would have room to rally should inflation normalize and should the economy muddle through. Yields, being near the high end of the post–Global Financial Crisis range, provide a valuation offset to buffer the market. Relative to previous credit cycles, today’s high yield market has more BB-rated and fewer CCC-rated companies. High yield issuers also have stronger balance sheets than in past cycles. In summary, we believe these conditions merit a moderately defensive stance combined with a few opportunistic long-term value ideas to take advantage of the volatility experienced over the past 12 months.
Higher levels of volatility are expected by the option overlay team.
Looking forward, the option overlay team expects implied volatility to increase, reflecting prevailing global economic uncertainty. Higher levels of volatility could present a good opportunity for the option overlay strategy in the Fund.
Credit quality as of April 30, 2023[1]

[1]
The credit quality distribution of portfolio holdings reflected in the chart is based on ratings from Standard & Poor’s, Moody’s Investors Service, and/or Fitch
Ratings Ltd. Credit quality ratings apply to the underlying holdings of the Fund and not to the Fund itself. The percentages of the portfolio with the ratings depicted in the chart are calculated based on the market value of fixed income securities held by the Fund. If a security was rated by all three rating agencies, the middle rating was utilized. If rated by two of the three rating agencies, the lower rating was utilized, and if rated by one of the rating agencies, that rating was utilized.
Standard & Poor’s rates the creditworthiness of bonds, ranging from AAA (highest)
to D (lowest). Ratings from A to CCC may be modified by the addition of a plus (+)
or minus (-) sign to show relative standing within the rating categories. Standard &
Poor’s rates the creditworthiness of short-term notes from SP-1 (highest) to SP-3
(lowest). Moody’s rates the creditworthiness of bonds, ranging from Aaa (highest)
to C (lowest). Ratings Aa to B may be modified by the addition of a number 1
(highest) to 3 (lowest) to show relative standing within the ratings categories.
Moody’s rates the creditworthiness of short-term U.S. tax-exempt municipal securities from MIG 1/VMIG 1 (highest) to SG (lowest). Fitch rates the creditworthiness of bonds, ranging from AAA (highest) to D (lowest). Credit quality distribution is subject to change and may have changed since the date specified.

Geographic allocation as of April 30, 2023[1]

[1]	Figures represent the percentage of the Fund’s long-term investments. These amounts are subject to change and may have changed since the date specified.

Allspring Global Dividend Opportunity Fund | 11

Portfolio of investments—April 30, 2023 (unaudited)
Portfolio of investments

	Shares	Value
Common stocks: 98.16%
Australia: 0.78%
Fortescue Metals Group Ltd. (Materials, Metals & mining)	113,874	$1,593,282
Brazil: 2.67%
BB Seguridade Participacoes SA (Financials, Insurance)	408,498	2,809,970
EDP - Energias do Brasil SA (Utilities, Electric utilities)	591,797	2,669,600
		5,479,570
Canada: 2.72%
Open Text Corp. (Information technology, Software)	72,598	2,749,384
Pembina Pipeline Corp. (Energy, Oil, gas & consumable fuels)	86,123	2,835,064
		5,584,448
China: 2.64%
China Medical System Holdings Ltd. (Health care, Pharmaceuticals)	1,258,000	2,088,430
JD.com, Inc. Class A (Consumer discretionary, Broadline retail)	81,400	1,452,814
SITC International Holdings Co. Ltd. (Industrials, Marine transportation)	1,014,000	1,875,578
		5,416,822
Finland: 0.96%
Nokia OYJ (Information technology, Communications equipment)	467,771	1,979,210
France: 6.97%
AXA SA (Financials, Insurance) †	122,209	3,988,924
BNP Paribas SA (Financials, Banks) †	43,466	2,808,487
Orange SA (Communication services, Diversified telecommunication services)	157,047	2,044,110
Publicis Groupe SA (Communication services, Media) †	34,207	2,796,664
Schneider Electric SE (Industrials, Electrical equipment) †	15,301	2,668,369
		14,306,554
Germany: 3.40%
Bayerische Motoren Werke AG (Consumer discretionary, Automobiles)	22,373	2,507,664
CTS Eventim AG & Co. KGaA (Communication services, Entertainment)	25,833	1,702,012
Siemens AG (Industrials, Industrial conglomerates)	16,736	2,758,634
		6,968,310
Indonesia: 1.43%
Telkom Indonesia Persero Tbk PT (Communication services, Diversified telecommunication services)	10,132,200	2,934,778
Ireland: 2.85%
Accenture PLC Class A (Information technology, IT services) #	9,329	2,614,825
nVent Electric PLC (Industrials, Electrical equipment)	77,292	3,240,854
		5,855,679
The accompanying notes are an integral part of these financial statements.
12 | Allspring Global Dividend Opportunity Fund

Portfolio of investments—April 30, 2023 (unaudited)

	Shares	Value
Japan: 5.27%
Hitachi Ltd. (Industrials, Industrial conglomerates)	36,400	$2,013,452
Honda Motor Co. Ltd. (Consumer discretionary, Automobiles)	99,800	2,646,998
Persol Holdings Co. Ltd. (Industrials, Professional services)	91,200	1,880,490
Seven & i Holdings Co. Ltd. (Consumer staples, Consumer staples distribution & retail)	45,000	2,039,285
Sompo Holdings, Inc. (Financials, Insurance)	53,700	2,240,879
		10,821,104
Netherlands: 2.10%
Signify NV (Industrials, Electrical equipment) 144A†	61,072	2,039,587
Stellantis NV (Consumer discretionary, Automobiles)	136,575	2,265,311
		4,304,898
Norway: 0.92%
DNB Bank ASA (Financials, Banks)	107,545	1,891,725
South Korea: 2.81%
Samsung Electronics Co. Ltd. GDR (Information technology, Technology hardware, storage & peripherals)	1,444	1,789,301
SK Telecom Co. Ltd. (Communication services, Wireless telecommunication services)	60,035	2,139,258
Woori Financial Group, Inc. (Financials, Banks)	208,634	1,834,988
		5,763,547
Taiwan: 0.77%
Taiwan Semiconductor Manufacturing Co. Ltd. ADR (Information technology, Semiconductors & semiconductor equipment)	18,759	1,581,384
United Kingdom: 6.91%
3i Group PLC (Financials, Capital markets)	131,777	2,931,912
Barratt Developments PLC (Consumer discretionary, Household durables)	402,828	2,534,357
GSK PLC (Health care, Pharmaceuticals)	139,126	2,508,882
Man Group PLC (Financials, Capital markets)	714,437	2,043,267
Shell PLC (Energy, Oil, gas & consumable fuels)	59,890	1,840,309
SSE PLC (Utilities, Electric utilities)	100,486	2,318,529
		14,177,256
United States: 54.96%
AbbVie, Inc. (Health care, Biotechnology) #	18,083	2,732,703
AGCO Corp. (Industrials, Machinery) #	18,302	2,268,350
Alphabet, Inc. Class A (Communication services, Interactive media & services) †#	34,769	3,732,104
Amazon.com, Inc. (Consumer discretionary, Broadline retail) †#	29,954	3,158,649
AmerisourceBergen Corp. (Health care, Health care providers & services) #	12,131	2,024,057
Apple, Inc. (Information technology, Technology hardware, storage & peripherals) #	39,653	6,728,321
Ares Capital Corp. (Financials, Capital markets) #	112,944	2,087,205
The accompanying notes are an integral part of these financial statements.
Allspring Global Dividend Opportunity Fund | 13

Portfolio of investments—April 30, 2023 (unaudited)

	Shares	Value
United States (continued)
Arista Networks, Inc. (Information technology, Communications equipment) †#	17,865	$2,861,258
AT&T, Inc. (Communication services, Diversified telecommunication services) #	166,971	2,950,378
Bank of America Corp. (Financials, Banks) #	74,440	2,179,603
Bristol-Myers Squibb Co. (Health care, Pharmaceuticals) #	50,147	3,348,315
Bristow Group, Inc. (Energy, Energy equipment & services) †	3,653	81,718
Brixmor Property Group, Inc. (Real estate, Retail REITs) #	105,492	2,250,144
Broadcom, Inc. (Information technology, Semiconductors & semiconductor equipment) #	5,312	3,327,968
Cisco Systems, Inc. (Information technology, Communications equipment) #	51,701	2,442,872
Coca-Cola Co. (Consumer staples, Beverages) #	76,852	4,930,056
Comcast Corp. Class A (Communication services, Media) #	77,682	3,213,704
ConocoPhillips (Energy, Oil, gas & consumable fuels) #	38,291	3,939,761
Costco Wholesale Corp. (Consumer staples, Consumer staples distribution & retail) #	6,145	3,092,287
Denbury, Inc. (Energy, Oil, gas & consumable fuels) †	887	82,828
Devon Energy Corp. (Energy, Oil, gas & consumable fuels) #	60,760	3,246,407
Ferguson PLC (Industrials, Trading companies & distributors)	14,521	2,044,847
General Motors Co. (Consumer discretionary, Automobiles) #	68,564	2,265,355
Gilead Sciences, Inc. (Health care, Biotechnology) #	34,851	2,865,101
KLA Corp. (Information technology, Semiconductors & semiconductor equipment)	6,692	2,586,726
Microchip Technology, Inc. (Information technology, Semiconductors & semiconductor equipment)	30,878	2,253,785
Microsoft Corp. (Information technology, Software)	27,018	8,301,551
NVIDIA Corp. (Information technology, Semiconductors & semiconductor equipment)	8,912	2,472,991
Oaktree Specialty Lending Corp. (Financials, Capital markets)	148,345	2,800,754
Pfizer, Inc. (Health care, Pharmaceuticals)	65,343	2,541,189
QUALCOMM, Inc. (Information technology, Semiconductors & semiconductor equipment)	16,883	1,971,934
Reliance Steel & Aluminum Co. (Materials, Metals & mining)	8,596	2,130,089
Simon Property Group, Inc. (Real estate, Retail REITs)	24,786	2,808,750
Starwood Property Trust, Inc. (Financials, Mortgage real estate investment trusts (REITs))	3,300	59,037
Target Corp. (Consumer staples, Consumer staples distribution & retail)	12,374	1,951,999
Tesla, Inc. (Consumer discretionary, Automobiles) †	6,965	1,144,419
U.S. Bancorp (Financials, Banks)	65,668	2,251,099
United Rentals, Inc. (Industrials, Trading companies & distributors)	6,183	2,232,743
UnitedHealth Group, Inc. (Health care, Health care providers & services)	9,394	4,622,693
VICI Properties, Inc. (Real estate, Specialized REITs)	77,061	2,615,450
Weyerhaeuser Co. (Real estate, Specialized REITs)	73,424	2,196,112
		112,795,312
Total common stocks (Cost $176,958,313)		201,453,879
The accompanying notes are an integral part of these financial statements.
14 | Allspring Global Dividend Opportunity Fund

Portfolio of investments—April 30, 2023 (unaudited)

	Interest rate	Maturity date	Principal	Value
Corporate bonds and notes: 18.99%
United States: 18.99%
Aethon United BR LP/Aethon United Finance Corp. (Energy, Oil & gas) 144A	8.25%	2-15-2026	$365,000	$354,439
Air Methods Corp. (Consumer, non-cyclical, Healthcare-services) 144A	8.00	5-15-2025	130,000	7,800
Allied Universal Holdco LLC/Allied Universal Finance Corp. (Consumer, non-cyclical, Commercial services) 144A	6.00	6-1-2029	355,000	278,313
Allied Universal Holdco LLC/Allied Universal Finance Corp. (Consumer, non-cyclical, Commercial services) 144A	6.63	7-15-2026	200,000	192,790
Allison Transmission, Inc. (Consumer, cyclical, Auto manufacturers) 144A	5.88	6-1-2029	150,000	147,721
American Airlines, Inc./AAdvantage Loyalty IP Ltd. (Consumer, cyclical, Airlines) 144A	5.50	4-20-2026	85,000	83,469
American Airlines, Inc./AAdvantage Loyalty IP Ltd. (Consumer, cyclical, Airlines) 144A	5.75	4-20-2029	135,000	128,288
AmWINS Group, Inc. (Financial, Insurance) 144A	4.88	6-30-2029	315,000	285,836
Arches Buyer, Inc. (Communications, Internet) 144A	4.25	6-1-2028	175,000	150,626
Arches Buyer, Inc. (Communications, Internet) 144A	6.13	12-1-2028	290,000	251,575
Archrock Partners LP/Archrock Partners Finance Corp. (Energy, Oil & gas services) 144A	6.25	4-1-2028	155,000	148,791
Archrock Partners LP/Archrock Partners Finance Corp. (Energy, Oil & gas services) 144A	6.88	4-1-2027	100,000	98,256
Ardagh Metal Packaging Finance USA LLC/Ardagh Metal Packaging Finance PLC (Industrial, Packaging & containers) 144A	6.00	6-15-2027	225,000	223,887
AssuredPartners, Inc. (Financial, Insurance) 144A	5.63	1-15-2029	165,000	142,847
Avient Corp. (Basic materials, Chemicals) 144A	7.13	8-1-2030	70,000	71,541
Bath & Body Works, Inc. (Consumer, cyclical, Retail) 144A	9.38	7-1-2025	105,000	112,355
Berry Global, Inc. (Industrial, Packaging & containers) 144A	5.63	7-15-2027	310,000	305,364
Boston Properties LP (Financial, REITS)	3.40	6-21-2029	161,000	136,624
Bristow Group, Inc. (Energy, Oil & gas services) 144A	6.88	3-1-2028	380,000	362,565
BroadStreet Partners, Inc. (Financial, Insurance) 144A	5.88	4-15-2029	455,000	394,725
Buckeye Partners LP (Energy, Pipelines)	5.85	11-15-2043	200,000	153,908
Cablevision Lightpath LLC (Communications, Internet) 144A	3.88	9-15-2027	145,000	121,022
Cablevision Lightpath LLC (Communications, Internet) 144A	5.63	9-15-2028	130,000	94,959
Camelot Return Merger Sub, Inc. (Industrial, Building materials) 144A	8.75	8-1-2028	415,000	393,212
Carnival Holdings Bermuda Ltd. (Consumer, cyclical, Leisure time) 144A	10.38	5-1-2028	335,000	360,153
CCM Merger, Inc. (Consumer, cyclical, Entertainment) 144A	6.38	5-1-2026	625,000	610,937
CCO Holdings LLC/CCO Holdings Capital Corp. (Communications, Media) 144A	4.25	1-15-2034	710,000	540,836
CCO Holdings LLC/CCO Holdings Capital Corp. (Communications, Media) 144A	4.50	8-15-2030	825,000	692,752
CCO Holdings LLC/CCO Holdings Capital Corp. (Communications, Media)	4.50	5-1-2032	75,000	60,043
CCO Holdings LLC/CCO Holdings Capital Corp. (Communications, Media) 144A	5.00	2-1-2028	25,000	23,115
CCO Holdings LLC/CCO Holdings Capital Corp. (Communications, Media) 144A	5.13	5-1-2027	50,000	47,178
The accompanying notes are an integral part of these financial statements.
Allspring Global Dividend Opportunity Fund | 15

Portfolio of investments—April 30, 2023 (unaudited)

	Interest rate	Maturity date	Principal	Value
United States (continued)
Chart Industries, Inc. (Industrial, Machinery-diversified) 144A	7.50%	1-1-2030	$50,000	$51,500
Chart Industries, Inc. (Industrial, Machinery-diversified) 144A	9.50	1-1-2031	85,000	89,994
CHS/Community Health Systems, Inc. (Consumer, non-cyclical, Healthcare-services) 144A	5.25	5-15-2030	165,000	137,522
CHS/Community Health Systems, Inc. (Consumer, non-cyclical, Healthcare-services) 144A	6.00	1-15-2029	10,000	8,863
Churchill Downs, Inc. (Consumer, cyclical, Entertainment) 144A	4.75	1-15-2028	390,000	369,328
Churchill Downs, Inc. (Consumer, cyclical, Entertainment) 144A	6.75	5-1-2031	50,000	50,328
Cinemark USA, Inc. (Consumer, cyclical, Entertainment) 144A	5.25	7-15-2028	275,000	245,236
Cinemark USA, Inc. (Consumer, cyclical, Entertainment) 144A	5.88	3-15-2026	75,000	71,660
Cinemark USA, Inc. (Consumer, cyclical, Entertainment) 144A	8.75	5-1-2025	135,000	137,700
Clear Channel Outdoor Holdings, Inc. (Communications, Advertising) 144A	7.50	6-1-2029	235,000	173,899
Clearwater Paper Corp. (Industrial, Packaging & containers) 144A	4.75	8-15-2028	75,000	67,260
Cloud Software Group, Inc. (Technology, Software)	9.00	9-30-2029	95,000	81,634
Clydesdale Acquisition Holdings, Inc. (Industrial, Packaging & containers) 144A	8.75	4-15-2030	280,000	257,688
CommScope Technologies LLC (Communications, Telecommunications) 144A	5.00	3-15-2027	190,000	131,263
CommScope, Inc. (Communications, Telecommunications) 144A	4.75	9-1-2029	100,000	80,755
Cooper Tire & Rubber Co. (Consumer, cyclical, Auto parts & equipment)	7.63	3-15-2027	220,000	218,995
CoreCivic, Inc. (Consumer, non-cyclical, Commercial services)	8.25	4-15-2026	675,000	681,892
CQP Holdco LP/BIP-V Chinook Holdco LLC (Energy, Pipelines) 144A	5.50	6-15-2031	340,000	316,438
Crocs, Inc. (Consumer, cyclical, Apparel) 144A	4.25	3-15-2029	50,000	44,353
CSC Holdings LLC (Communications, Media) 144A	4.13	12-1-2030	95,000	68,180
CSC Holdings LLC (Communications, Media) 144A	4.63	12-1-2030	225,000	109,829
CSC Holdings LLC (Communications, Media) 144A	5.75	1-15-2030	275,000	140,345
Dave & Buster’s, Inc. (Consumer, cyclical, Retail) 144A	7.63	11-1-2025	75,000	76,252
Directv Financing LLC/Directv Financing Co.-Obligor, Inc. (Communications, Media) 144A	5.88	8-15-2027	95,000	83,369
DISH Network Corp. (Communications, Media) 144A	11.75	11-15-2027	140,000	132,250
DT Midstream, Inc. (Energy, Pipelines) 144A	4.13	6-15-2029	75,000	66,469
DT Midstream, Inc. (Energy, Pipelines) 144A	4.38	6-15-2031	275,000	239,117
Enact Holdings, Inc. (Financial, Diversified financial services) 144A	6.50	8-15-2025	650,000	643,695
Encino Acquisition Partners Holdings LLC (Energy, Oil & gas) 144A	8.50	5-1-2028	475,000	421,168
EnLink Midstream LLC (Energy, Pipelines)	5.38	6-1-2029	245,000	236,512
EnLink Midstream LLC (Energy, Pipelines) 144A	5.63	1-15-2028	40,000	39,396
EnLink Midstream LLC (Energy, Pipelines) 144A	6.50	9-1-2030	270,000	272,746
EnLink Midstream Partners LP (Energy, Pipelines)	5.05	4-1-2045	180,000	142,844
EnLink Midstream Partners LP (Energy, Pipelines)	5.60	4-1-2044	200,000	166,214
Enviva Partners LP/Enviva Partners Finance Corp. (Energy, Energy- alternate sources) 144A	6.50	1-15-2026	868,000	739,968
EQM Midstream Partners LP (Energy, Pipelines) 144A	7.50	6-1-2027	5,000	4,982
EQM Midstream Partners LP (Energy, Pipelines) 144A	7.50	6-1-2030	240,000	232,960
FirstCash, Inc. (Consumer, cyclical, Retail) 144A	4.63	9-1-2028	225,000	205,711
Ford Motor Co. (Consumer, cyclical, Auto manufacturers)	3.25	2-12-2032	125,000	96,940
Ford Motor Co. (Consumer, cyclical, Auto manufacturers)	4.75	1-15-2043	190,000	142,747
The accompanying notes are an integral part of these financial statements.
16 | Allspring Global Dividend Opportunity Fund

Portfolio of investments—April 30, 2023 (unaudited)

	Interest rate	Maturity date	Principal	Value
United States (continued)
Ford Motor Credit Co. LLC (Consumer, cyclical, Auto manufacturers)	4.39%	1-8-2026	$285,000	$270,775
Ford Motor Credit Co. LLC (Consumer, cyclical, Auto manufacturers)	5.11	5-3-2029	550,000	512,474
Fortress Transportation & Infrastructure Investors LLC (Industrial, Trucking & leasing) 144A	5.50	5-1-2028	310,000	284,141
Fortress Transportation & Infrastructure Investors LLC (Industrial, Trucking & leasing) 144A	6.50	10-1-2025	242,000	238,983
Fortress Transportation & Infrastructure Investors LLC (Industrial, Trucking & leasing) 144A	9.75	8-1-2027	34,000	35,409
G-III Apparel Group Ltd. (Consumer, cyclical, Distribution/wholesale) 144A	7.88	8-15-2025	395,000	371,648
GLP Capital LP/GLP Financing II, Inc. (Financial, REITS)	3.25	1-15-2032	165,000	135,301
Gray Escrow II, Inc. (Communications, Media) 144A	5.38	11-15-2031	675,000	432,689
Gray Television, Inc. (Communications, Media) 144A	4.75	10-15-2030	275,000	177,646
Harvest Midstream I LP (Energy, Pipelines) 144A	7.50	9-1-2028	150,000	146,768
HAT Holdings I LLC/HAT Holdings II LLC (Financial, REITS) 144A	3.38	6-15-2026	140,000	124,265
HAT Holdings I LLC/HAT Holdings II LLC (Financial, REITS) 144A	3.75	9-15-2030	200,000	157,202
HAT Holdings I LLC/HAT Holdings II LLC (Financial, REITS) 144A	6.00	4-15-2025	65,000	63,173
Hawaiian Airlines Pass-Through Certificates Series 2013-1 Class 1A (Consumer, cyclical, Airlines)	3.90	7-15-2027	158,942	143,100
Hawaiian Brand Intellectual Property Ltd./HawaiianMiles Loyalty Ltd. (Consumer, cyclical, Airlines) 144A	5.75	1-20-2026	210,000	195,640
Hess Midstream Operations LP (Energy, Pipelines) 144A	5.50	10-15-2030	85,000	79,111
Hilcorp Energy I LP/Hilcorp Finance Co. (Energy, Oil & gas) 144A	5.75	2-1-2029	60,000	56,055
Hilcorp Energy I LP/Hilcorp Finance Co. (Energy, Oil & gas) 144A	6.00	4-15-2030	30,000	27,959
Hilcorp Energy I LP/Hilcorp Finance Co. (Energy, Oil & gas) 144A	6.00	2-1-2031	100,000	92,162
Hilcorp Energy I LP/Hilcorp Finance Co. (Energy, Oil & gas) 144A	6.25	11-1-2028	50,000	47,888
Hilcorp Energy I LP/Hilcorp Finance Co. (Energy, Oil & gas) 144A	6.25	4-15-2032	30,000	28,046
Iron Mountain, Inc. (Financial, REITS) 144A	4.50	2-15-2031	300,000	260,846
Iron Mountain, Inc. (Financial, REITS) 144A	5.25	7-15-2030	270,000	248,677
Kinetik Holdings LP (Energy, Pipelines) 144A	5.88	6-15-2030	245,000	234,703
Ladder Capital Finance Holdings LLLP/Ladder Capital Finance Corp. (Financial, REITS) 144A	4.25	2-1-2027	155,000	132,138
Ladder Capital Finance Holdings LLLP/Ladder Capital Finance Corp. (Financial, REITS) 144A	4.75	6-15-2029	65,000	51,431
Ladder Capital Finance Holdings LLLP/Ladder Capital Finance Corp. (Financial, REITS) 144A	5.25	10-1-2025	265,000	249,100
LFS TopCo LLC (Financial, Diversified financial services) 144A	5.88	10-15-2026	135,000	118,463
Live Nation Entertainment, Inc. (Consumer, cyclical, Entertainment) 144A	3.75	1-15-2028	140,000	125,300
Live Nation Entertainment, Inc. (Consumer, cyclical, Entertainment) 144A	5.63	3-15-2026	135,000	131,352
Live Nation Entertainment, Inc. (Consumer, cyclical, Entertainment) 144A	6.50	5-15-2027	255,000	257,875
LPL Holdings, Inc. (Financial, Diversified financial services) 144A	4.38	5-15-2031	515,000	457,062
LSF9 Atlantis Holdings LLC/Victra Finance Corp. (Consumer, cyclical, Retail) 144A	7.75	2-15-2026	400,000	375,021
Macy’s Retail Holdings LLC (Consumer, cyclical, Retail) 144A	5.88	4-1-2029	145,000	132,824
Macy’s Retail Holdings LLC (Consumer, cyclical, Retail) 144A	6.13	3-15-2032	160,000	140,054
Match Group Holdings II LLC (Communications, Internet) 144A	5.63	2-15-2029	695,000	653,454
The accompanying notes are an integral part of these financial statements.
Allspring Global Dividend Opportunity Fund | 17

Portfolio of investments—April 30, 2023 (unaudited)

	Interest rate	Maturity date	Principal	Value
United States (continued)
McAfee Corp. (Technology, Computers) 144A	7.38%	2-15-2030	$285,000	$236,578
Michaels Cos., Inc. (Consumer, cyclical, Retail) 144A	7.88	5-1-2029	260,000	174,294
MPH Acquisition Holdings LLC (Consumer, non-cyclical, Commercial services) 144A	5.50	9-1-2028	145,000	110,845
MPH Acquisition Holdings LLC (Consumer, non-cyclical, Commercial services) 144A	5.75	11-1-2028	370,000	233,926
MPT Operating Partnership LP/MPT Finance Corp. (Financial, REITS)	3.50	3-15-2031	510,000	348,602
Murphy Oil Corp. (Energy, Oil & gas)	6.38	7-15-2028	75,000	74,720
Navient Corp. (Financial, Diversified financial services)	5.00	3-15-2027	220,000	198,090
Navient Corp. (Financial, Diversified financial services)	5.88	10-25-2024	85,000	83,536
NCL Corp. Ltd. (Consumer, cyclical, Leisure time) 144A	5.88	3-15-2026	170,000	146,432
NCL Corp. Ltd. (Consumer, cyclical, Leisure time) 144A	5.88	2-15-2027	245,000	231,103
NCL Corp. Ltd. (Consumer, cyclical, Leisure time) 144A	7.75	2-15-2029	130,000	110,076
NCR Corp. (Technology, Computers) 144A	6.13	9-1-2029	290,000	284,243
Nexstar Media, Inc. (Communications, Media) 144A	5.63	7-15-2027	140,000	131,485
NextEra Energy Operating Partners LP (Utilities, Electric) 144A	4.25	9-15-2024	2,000	1,920
NMG Holding Co., Inc./Neiman Marcus Group LLC (Consumer, cyclical, Retail) 144A	7.13	4-1-2026	235,000	218,377
NSG Holdings LLC/NSG Holdings, Inc. (Utilities, Electric) 144A	7.75	12-15-2025	312,093	310,558
Occidental Petroleum Corp. (Energy, Oil & gas)	6.45	9-15-2036	625,000	663,281
Oceaneering International, Inc. (Energy, Oil & gas services)	4.65	11-15-2024	90,000	88,560
Oceaneering International, Inc. (Energy, Oil & gas services)	6.00	2-1-2028	275,000	261,243
OneMain Finance Corp. (Financial, Diversified financial services)	5.38	11-15-2029	100,000	84,125
OneMain Finance Corp. (Financial, Diversified financial services)	7.13	3-15-2026	125,000	121,818
Oppenheimer Holdings, Inc. (Financial, Diversified financial services)	5.50	10-1-2025	300,000	285,750
Outfront Media Capital LLC/Outfront Media Capital Corp. (Communications, Advertising) 144A	4.63	3-15-2030	200,000	168,846
Outfront Media Capital LLC/Outfront Media Capital Corp. (Communications, Advertising) 144A	5.00	8-15-2027	75,000	69,248
Pattern Energy Operations LP/Pattern Energy Operations, Inc. (Utilities, Electric) 144A	4.50	8-15-2028	575,000	534,938
PECF USS Intermediate Holding III Corp. (Consumer, non-cyclical, Commercial services) 144A	8.00	11-15-2029	285,000	186,011
Pediatrix Medical Group, Inc. (Consumer, non-cyclical, Healthcare-services) 144A	5.38	2-15-2030	130,000	118,732
PetSmart, Inc./PetSmart Finance Corp. (Consumer, cyclical, Retail) 144A	4.75	2-15-2028	215,000	203,207
PetSmart, Inc./PetSmart Finance Corp. (Consumer, cyclical, Retail) 144A	7.75	2-15-2029	250,000	246,533
PG&E Corp. (Utilities, Electric)	5.25	7-1-2030	785,000	723,491
PRA Group, Inc. (Financial, Diversified financial services) 144A	5.00	10-1-2029	355,000	300,866
Prime Security Services Borrower LLC/Prime Finance, Inc. (Consumer, non-cyclical, Commercial services) 144A	6.25	1-15-2028	175,000	163,894
Rocket Mortgage LLC/Rocket Mortgage Co.-Issuer, Inc. (Financial, Diversified financial services) 144A	2.88	10-15-2026	225,000	200,270
Rocket Mortgage LLC/Rocket Mortgage Co.-Issuer, Inc. (Financial, Diversified financial services) 144A	4.00	10-15-2033	120,000	93,900
Rockies Express Pipeline LLC (Energy, Pipelines) 144A	4.95	7-15-2029	65,000	60,024
Rockies Express Pipeline LLC (Energy, Pipelines) 144A	6.88	4-15-2040	300,000	261,102
The accompanying notes are an integral part of these financial statements.
18 | Allspring Global Dividend Opportunity Fund

Portfolio of investments—April 30, 2023 (unaudited)

	Interest rate	Maturity date	Principal	Value
United States (continued)
Sabre Global, Inc. (Consumer, non-cyclical, Commercial services) 144A	9.25%	4-15-2025	$405,000	$373,612
Sabre Global, Inc. (Consumer, non-cyclical, Commercial services) 144A	11.25	12-15-2027	445,000	391,044
Scripps Escrow II, Inc. (Communications, Media) 144A	3.88	1-15-2029	40,000	31,094
Scripps Escrow II, Inc. (Communications, Media) 144A	5.38	1-15-2031	525,000	364,875
Scripps Escrow, Inc. (Communications, Media) 144A	5.88	7-15-2027	160,000	114,741
Seagate HDD (Technology, Computers)	4.13	1-15-2031	226,000	187,580
Select Medical Corp. (Consumer, non-cyclical, Healthcare-services) 144A	6.25	8-15-2026	200,000	195,887
Service Corp. International (Consumer, non-cyclical, Commercial services)	7.50	4-1-2027	10,000	10,414
Service Properties Trust (Financial, REITS)	4.35	10-1-2024	135,000	128,857
Service Properties Trust (Financial, REITS)	4.95	2-15-2027	90,000	76,255
Service Properties Trust (Financial, REITS)	5.25	2-15-2026	33,000	29,302
Service Properties Trust (Financial, REITS)	7.50	9-15-2025	70,000	68,557
Sirius XM Radio, Inc. (Communications, Media) 144A	4.13	7-1-2030	295,000	236,619
Southwestern Energy Co. (Energy, Oil & gas)	4.75	2-1-2032	155,000	136,672
Southwestern Energy Co. (Energy, Oil & gas)	8.38	9-15-2028	125,000	130,878
Spirit AeroSystems, Inc. (Industrial, Aerospace/defense) 144A	7.50	4-15-2025	295,000	293,082
Spirit AeroSystems, Inc. (Industrial, Aerospace/defense) 144A	9.38	11-30-2029	295,000	317,099
Spirit Loyalty Cayman Ltd./Spirit IP Cayman Ltd. (Consumer, cyclical, Airlines) 144A	8.00	9-20-2025	370,000	373,535
SS&C Technologies, Inc. (Technology, Software) 144A	5.50	9-30-2027	175,000	169,385
Starwood Property Trust, Inc. (Financial, REITS) 144A	4.38	1-15-2027	250,000	215,557
Starwood Property Trust, Inc. (Financial, REITS)	4.75	3-15-2025	90,000	85,050
Tallgrass Energy Partners LP/Tallgrass Energy Finance Corp. (Energy, Pipelines) 144A	6.00	12-31-2030	215,000	190,952
Tallgrass Energy Partners LP/Tallgrass Energy Finance Corp. (Energy, Pipelines) 144A	6.00	9-1-2031	85,000	75,261
Tenet Healthcare Corp. (Consumer, non-cyclical, Healthcare-services)	4.88	1-1-2026	150,000	147,728
TerraForm Power Operating LLC (Energy, Energy-alternate sources) 144A	4.75	1-15-2030	175,000	162,311
TerraForm Power Operating LLC (Energy, Energy-alternate sources) 144A	5.00	1-31-2028	625,000	598,437
TK Elevator U.S. Newco, Inc. (Industrial, Machinery-diversified) 144A	5.25	7-15-2027	345,000	322,529
Toll Brothers Finance Corp. (Consumer, cyclical, Home builders)	4.35	2-15-2028	200,000	191,478
Townsquare Media, Inc. (Communications, Media) 144A	6.88	2-1-2026	455,000	424,183
TransDigm, Inc. (Industrial, Aerospace/defense)	7.50	3-15-2027	375,000	376,872
Tri Pointe Group, Inc./Tri Pointe Homes, Inc. (Consumer, cyclical, Home builders)	5.88	6-15-2024	130,000	129,675
Tri Pointe Homes, Inc. (Consumer, cyclical, Home builders)	5.70	6-15-2028	100,000	98,125
Uber Technologies, Inc. (Communications, Internet) 144A	4.50	8-15-2029	380,000	349,441
Uber Technologies, Inc. (Communications, Internet) 144A	8.00	11-1-2026	355,000	363,978
United Wholesale Mortgage LLC (Financial, Diversified financial services) 144A	5.50	11-15-2025	210,000	200,066
United Wholesale Mortgage LLC (Financial, Diversified financial services) 144A	5.50	4-15-2029	130,000	112,125
The accompanying notes are an integral part of these financial statements.
Allspring Global Dividend Opportunity Fund | 19

Portfolio of investments—April 30, 2023 (unaudited)

	Interest rate	Maturity date	Principal	Value
United States (continued)
Upbound Group, Inc. (Consumer, non-cyclical, Commercial services) 144A	6.38%	2-15-2029	$255,000	$223,910
USA Compression Partners LP/USA Compression Finance Corp. (Energy, Oil & gas services)	6.88	4-1-2026	175,000	173,110
USA Compression Partners LP/USA Compression Finance Corp. (Energy, Oil & gas services)	6.88	9-1-2027	55,000	53,525
Venture Global Calcasieu Pass LLC (Energy, Pipelines) 144A	3.88	11-1-2033	45,000	37,945
Venture Global Calcasieu Pass LLC (Energy, Pipelines) 144A	6.25	1-15-2030	275,000	278,852
Vistra Corp. (5 Year Treasury Constant Maturity +5.74%) (Utilities, Electric) 144Aʊ±	7.00	12-15-2026	275,000	246,628
Vistra Operations Co. LLC (Utilities, Electric) 144A	4.38	5-1-2029	105,000	93,876
Vistra Operations Co. LLC (Utilities, Electric) 144A	5.63	2-15-2027	210,000	204,813
Vital Energy, Inc. (Energy, Oil & gas)	9.50	1-15-2025	180,000	181,015
Vornado Realty LP (Financial, REITS)	2.15	6-1-2026	30,000	24,887
Vornado Realty LP (Financial, REITS)	3.40	6-1-2031	105,000	74,627
Werner FinCo LP/Werner FinCo, Inc. (Industrial, Hand/machine tools) 144A	8.75	7-15-2025	420,000	335,381
Total corporate bonds and notes (Cost $41,395,042)				38,975,113
Loans: 1.39%
Asurion LLC (1 Month LIBOR +5.25%) (Financial, Insurance) ±	10.27	1-31-2028	45,000	37,650
Asurion LLC (1 Month LIBOR +3.25%) (Financial, Insurance) ˂±	8.27	12-23-2026	204,477	190,612
Chart Industries, Inc. (U.S. SOFR 1 Month +3.75%) (Industrial, Machinery-diversified) ±	8.74	3-15-2030	45,000	44,972
Claros Mortgage Trust, Inc. (U.S. SOFR 1 Month +4.50%) (Financial, REITS) ±	9.49	8-9-2026	153,063	131,889
Clear Channel Outdoor Holdings, Inc. (U.S. SOFR 3 Month +3.50%) (Communications, Advertising) ±	8.81	8-21-2026	94,268	88,690
Dave & Buster’s, Inc. (U.S. SOFR 1 Month +5.00%) (Consumer, cyclical, Retail) ±	10.13	6-29-2029	54,351	54,291
Geo Group, Inc. (U.S. SOFR 1 Month +7.13%) (Consumer, non-cyclical, Commercial services) ±	12.11	3-23-2027	586,581	595,063
GIP II Blue Holding LP (3 Month LIBOR +4.50%) (Energy, Pipelines) ˂±	9.66	9-29-2028	177,850	177,151
Hubbard Radio LLC (1 Month LIBOR +4.25%) (Communications, Media) ±	9.28	3-28-2025	140,892	112,854
Intelsat Jackson Holdings SA (U.S. SOFR 6 Month +4.50%) (Communications, Telecommunications) ±	9.08	2-1-2029	175,063	172,628
M6 ETX Holdings II Midco LLC (U.S. SOFR 1 Month +4.50%) (Energy, Pipelines) ±	9.55	9-19-2029	89,550	88,878
Mileage Plus Holdings LLC (3 Month LIBOR +5.25%) (Consumer, cyclical, Airlines) ±	10.21	6-21-2027	250,750	260,675
Resolute Investment Managers, Inc. (3 Month LIBOR +4.25%) (Financial, Diversified financial services) ±	9.41	4-30-2024	165,289	120,661
Resolute Investment Managers, Inc. (3 Month LIBOR +8.00%) (Financial, Diversified financial services) ‡±	13.27	4-30-2025	148,199	88,920
Russell Investments U.S. Institutional Holdco, Inc. (U.S. SOFR 1 Month +3.50%) (Financial, Diversified financial services) ±	8.47	5-30-2025	205,169	199,527
SkyMiles IP Ltd. (U.S. SOFR 3 Month +3.75%) (Consumer, cyclical, Airlines) ˂±	8.80	10-20-2027	170,526	176,543
The accompanying notes are an integral part of these financial statements.
20 | Allspring Global Dividend Opportunity Fund

Portfolio of investments—April 30, 2023 (unaudited)

	Interest rate	Maturity date	Principal	Value
Loans (continued)
Surgery Center Holdings, Inc. (1 Month LIBOR +3.75%) (Consumer, non-cyclical, Healthcare-services) ±	8.70%	8-31-2026	60,868	$60,702
Vertical U.S. Newco, Inc. (3 Month LIBOR +3.50%) (Industrial, Machinery-diversified) ±	8.60	7-30-2027	46,590	45,425
Werner FinCo LP (3 Month LIBOR +4.00%) (Industrial, Metal fabricate/hardware) ±	9.16	7-24-2024	205,116	199,305
Total loans (Cost $2,959,825)				2,846,436

	Dividend rate	Shares
Preferred stocks: 0.29%
United States: 0.29%
CoBank ACB (3 Month LIBOR +1.18%) (Financials, Banks) 144A±	6.48	750	592,500
Total preferred stocks (Cost $495,000)			592,500

	Expiration date
Rights: 0.00%
Luxembourg: 0.00%
Intelsat Jackson Holdings SA Series A Contingent Value Rights (Communication services, Diversified telecommunication services) ♦†	12-5-2025	636	0
Intelsat Jackson Holdings SA Series B Contingent Value Rights (Communication services, Diversified telecommunication services) ♦†	12-5-2025	636	0
Total rights (Cost $0)			0

	Interest rate	Maturity date	Principal
Yankee corporate bonds and notes: 2.51%
Canada: 0.75%
1011778 BC ULC/New Red Finance, Inc. (Consumer, cyclical, Retail) 144A	4.00	10-15-2030	$535,000	467,045
Air Canada Pass-Through Trust Series 2020-1 Class C (Consumer, cyclical, Airlines) 144A	10.50	7-15-2026	405,000	429,300
Northriver Midstream Finance LP (Energy, Pipelines) 144A	5.63	2-15-2026	385,000	361,492
Videotron Ltd. (Communications, Media) 144A	5.13	4-15-2027	300,000	289,500
				1,547,337
India: 0.20%
Fly Leasing Ltd. (Industrial, Trucking & leasing) 144A	7.00	10-15-2024	475,000	415,625
Ireland: 0.17%
Castlelake Aviation Finance DAC (Financial, Diversified financial services) 144A	5.00	4-15-2027	385,000	340,406
The accompanying notes are an integral part of these financial statements.
Allspring Global Dividend Opportunity Fund | 21

Portfolio of investments—April 30, 2023 (unaudited)

	Interest rate	Maturity date	Principal	Value
Liberia: 0.44%
Royal Caribbean Cruises Ltd. (Consumer, cyclical, Leisure time) 144A	5.38%	7-15-2027	$30,000	$26,634
Royal Caribbean Cruises Ltd. (Consumer, cyclical, Leisure time) 144A	5.50	8-31-2026	80,000	73,338
Royal Caribbean Cruises Ltd. (Consumer, cyclical, Leisure time) 144A	5.50	4-1-2028	430,000	379,172
Royal Caribbean Cruises Ltd. (Consumer, cyclical, Leisure time) 144A	9.25	1-15-2029	155,000	165,350
Royal Caribbean Cruises Ltd. (Consumer, cyclical, Leisure time) 144A	11.63	8-15-2027	245,000	260,627
				905,121
Luxembourg: 0.00%
Intelsat Jackson Holdings SA (Communications, Telecommunications) ♦†	5.50	8-1-2023	650,000	0
Marshall Islands: 0.09%
Navios Maritime Holdings, Inc. (Industrial, Transportation) ♦‡	9.75	4-15-2024	244,225	191,923
Netherlands: 0.21%
Sensata Technologies BV (Industrial, Electronics) 144A	4.00	4-15-2029	160,000	144,590
Sensata Technologies BV (Industrial, Electronics) 144A	5.88	9-1-2030	170,000	166,938
Teva Pharmaceutical Finance Netherlands III BV (Consumer, non- cyclical, Pharmaceuticals)	6.75	3-1-2028	115,000	114,414
				425,942
Panama: 0.30%
Carnival Corp. (Consumer, cyclical, Leisure time) 144A	4.00	8-1-2028	170,000	147,363
Carnival Corp. (Consumer, cyclical, Leisure time) 144A	6.00	5-1-2029	300,000	235,470
Carnival Corp. (Consumer, cyclical, Leisure time) 144A	9.88	8-1-2027	150,000	153,785
Carnival Corp. (Consumer, cyclical, Leisure time) 144A	10.50	2-1-2026	70,000	73,075
				609,693
Spain: 0.12%
Grifols Escrow Issuer SA (Consumer, non-cyclical, Biotechnology) 144A	4.75	10-15-2028	305,000	244,588
United Kingdom: 0.23%
Drax Finco PLC (Utilities, Electric) 144A	6.63	11-1-2025	240,000	234,000
Macquarie Airfinance Holdings Ltd. (Financial, Diversified financial services)	8.38	5-1-2028	240,000	240,158
				474,158
Total yankee corporate bonds and notes (Cost $5,454,460)				5,154,793
The accompanying notes are an integral part of these financial statements.
22 | Allspring Global Dividend Opportunity Fund

Portfolio of investments—April 30, 2023 (unaudited)

		Yield	Shares	Value
Short-term investments: 1.98%
Investment companies: 1.98%
Allspring Government Money Market Fund Select Class ♠∞##		4.73%	4,076,797	$4,076,797
Total short-term investments (Cost $4,076,797)				4,076,797
Total investments in securities (Cost $231,339,437)	123.32%			253,099,518
Other assets and liabilities, net	(23.32)			(47,866,776)
Total net assets	100.00%			$205,232,742

†	Non-income-earning security
#	All or a portion of this security is segregated as collateral for investments in derivative instruments.
144A	The security may be resold in transactions exempt from registration, normally to qualified institutional buyers, pursuant to Rule 144A under the Securities Act of 1933.
ʊ	Security is perpetual in nature and has no stated maturity date. The date shown reflects the next call date.
±	Variable rate investment. The rate shown is the rate in effect at period end.
˂	All or a portion of the position represents an unfunded loan commitment. The rate represents the current interest rate if the loan is partially funded.
‡	Security is valued using significant unobservable inputs.
♦	The security is fair valued in accordance with Allspring Funds Management’s valuation procedures, as the Board-designated valuation designee.
♠	The issuer of the security is an affiliated person of the Fund as defined in the Investment Company Act of 1940.
∞	The rate represents the 7-day annualized yield at period end.
##	All or a portion of this security is segregated for unfunded loans.

Abbreviations:
ADR	American depositary receipt
GDR	Global depositary receipt
LIBOR	London Interbank Offered Rate
REIT	Real estate investment trust
SOFR	Secured Overnight Financing Rate
Investments in affiliates
An affiliated investment is an investment in which the Fund owns at least 5% of the outstanding voting shares of the issuer or as a result of other relationships, such as the Fund and the issuer having the same adviser or investment manager. Transactions with issuers that were affiliates of the Fund at the end of the period were as follows:
	Value, beginning of period	Purchases	Sales proceeds	Net realized gains (losses)	Net change in unrealized gains (losses)	Value, end of period	Shares, end of period	Income from affiliated securities
Short-term investments
Allspring Government Money Market Fund Select Class	$4,000,944	$37,789,732	$(37,713,879)	$0	$0	$4,076,797	4,076,797	$71,435
The accompanying notes are an integral part of these financial statements.
Allspring Global Dividend Opportunity Fund | 23

Portfolio of investments—April 30, 2023 (unaudited)

Written options
Description	Counterparty	Number of contracts	Notional amount	Exercise price	Expiration date	Value
Call
Dow Jones Industrial Average	Morgan Stanley Co.	(59)	$(2,124,000)	$360.00	6-16-2023	$(2,980)
iShares MSCI EAFE ETF	Morgan Stanley Co.	(15)	(108,750)	72.50	5-12-2023	(2,633)
iShares MSCI EAFE ETF	Morgan Stanley Co.	(362)	(2,461,600)	68.00	6-16-2023	(223,535)
iShares MSCI EAFE ETF	Morgan Stanley Co.	(336)	(2,083,200)	62.00	6-16-2023	(408,240)
iShares MSCI EAFE ETF	Morgan Stanley Co.	(524)	(3,353,600)	64.00	6-16-2023	(516,140)
iShares MSCI EAFE ETF	Morgan Stanley Co.	(25)	(175,000)	70.00	6-16-2023	(10,862)
iShares MSCI EAFE ETF	Morgan Stanley Co.	(527)	(3,741,700)	71.00	6-16-2023	(182,078)
iShares MSCI Emerging Markets ETF	Morgan Stanley Co.	(103)	(396,550)	38.50	5-05-2023	(8,446)
iShares MSCI Emerging Markets ETF	Morgan Stanley Co.	(488)	(2,025,200)	41.50	5-12-2023	(224)
iShares MSCI Emerging Markets ETF	Morgan Stanley Co.	(23)	(87,400)	38.00	5-26-2023	(3,554)
iShares MSCI Emerging Markets ETF	Morgan Stanley Co.	(900)	(3,870,000)	43.00	6-16-2023	(2,700)
iShares MSCI Emerging Markets ETF	Morgan Stanley Co.	(1,396)	(5,863,200)	42.00	6-16-2023	(8,376)
Nasdaq 100 Stock Index	Morgan Stanley Co.	(11)	(15,372,500)	13,975.00	5-05-2023	(2,998)
Russell 2000 Index	Morgan Stanley Co.	(4)	(680,000)	1,700.00	5-05-2023	(29,480)
Russell 2000 Index	Morgan Stanley Co.	(71)	(13,454,500)	1,895.00	5-19-2023	(6,390)
S&P 500 Index	Morgan Stanley Co.	(1)	(398,000)	3,980.00	5-05-2023	(19,755)
S&P 500 Index	Morgan Stanley Co.	(5)	(2,027,500)	4,055.00	5-05-2023	(63,250)
S&P 500 Index	Morgan Stanley Co.	(21)	(9,082,500)	4,325.00	5-05-2023	(1,155)
S&P 500 Index	Morgan Stanley Co.	(18)	(7,830,000)	4,350.00	5-12-2023	(2,385)
S&P 500 Index	Morgan Stanley Co.	(5)	(2,037,500)	4,075.00	5-12-2023	(59,450)
S&P 500 Index	Morgan Stanley Co.	(6)	(2,448,000)	4,080.00	5-19-2023	(74,250)
S&P 500 Index	Morgan Stanley Co.	(25)	(10,975,000)	4,390.00	5-26-2023	(6,312)
S&P 500 Index	Morgan Stanley Co.	(3)	(1,212,000)	4,040.00	5-26-2023	(50,220)
S&P 500 Index	Morgan Stanley Co.	(11)	(4,917,000)	4,470.00	6-16-2023	(4,400)
S&P 500 Index	Morgan Stanley Co.	(4)	(1,820,000)	4,550.00	6-16-2023	(630)
SPDR Euro STOXX 50 ETF	Morgan Stanley Co.	(169)	(735,150)	43.50	5-05-2023	(49,010)
SPDR Euro STOXX 50 ETF	Morgan Stanley Co.	(189)	(859,950)	45.50	5-12-2023	(23,719)
SPDR Euro STOXX 50 ETF	Morgan Stanley Co.	(166)	(747,000)	45.00	5-26-2023	(31,789)
						$(1,794,961)
The accompanying notes are an integral part of these financial statements.
24 | Allspring Global Dividend Opportunity Fund

Statement of assets and liabilities—April 30, 2023 (unaudited)
Financial statements
Statement of assets and liabilities
Assets
Investments in unaffiliated securities, at value (cost $227,262,640)	$249,022,721
Investments in affiliated securities, at value (cost $4,076,797)	4,076,797
Cash	73,695
Foreign currency, at value (cost $26,916)	26,873
Receivable for dividends and interest	2,264,855
Receivable for investments sold	1,490,660
Prepaid expenses and other assets	555,867
Total assets	257,511,468
Liabilities
Secured borrowing payable	47,500,000
Payable for investments purchased	2,365,625
Written options, at value (premiums received $1,474,581)	1,794,961
Advisory fee payable	175,848
Administration fee payable	10,344
Accrued expenses and other liabilities	431,948
Total liabilities	52,278,726
Total net assets	$205,232,742
Net assets consist of
Paid-in capital	$350,094,375
Total distributable loss	(144,861,633)
Total net assets	$205,232,742
Net asset value per share
Based on $205,232,742 divided by 43,270,959 shares issued and outstanding (unlimited number of shares authorized)	$4.74
The accompanying notes are an integral part of these financial statements.
Allspring Global Dividend Opportunity Fund | 25

Statement of operations—six months ended April 30, 2023 (unaudited)
Statement of operations
Investment income
Dividends (net of foreign withholdings taxes of $250,930)	$4,188,224
Interest (net of foreign withholding taxes of $149)	1,663,911
Income from affiliated securities	71,435
Total investment income	5,923,570
Expenses
Advisory fee	1,060,606
Administration fee	62,389
Custody and accounting fees	43,981
Professional fees	42,839
Shareholder report expenses	23,349
Trustees’ fees and expenses	10,896
Transfer agent fees	6,795
Interest expense	1,218,000
Dividends on securities sold short	159,874
Other fees and expenses	8,769
Total expenses	2,637,498
Net investment income	3,286,072
Realized and unrealized gains (losses) on investments
Net realized losses on
Unaffiliated securities	(4,377,458)
Foreign currency and foreign currency translations	(42,922)
Written options	(274,207)
Net realized losses on investments	(4,694,587)
Net change in unrealized gains (losses) on
Unaffiliated securities	18,894,630
Foreign currency and foreign currency translations	20,263
Written options	145,860
Net change in unrealized gains (losses) on investments	19,060,753
Net realized and unrealized gains (losses) on investments	14,366,166
Net increase in net assets resulting from operations	$17,652,238
The accompanying notes are an integral part of these financial statements.
26 | Allspring Global Dividend Opportunity Fund

Statement of changes in net assets
Statement of changes in net assets
	Six months ended April 30, 2023 (unaudited)	Year ended October 31, 2022
Operations
Net investment income	$3,286,072	$5,831,672
Net realized gains (losses) on investments	(4,694,587)	3,078,005
Net change in unrealized gains (losses) on investments	19,060,753	(49,254,431)
Net increase (decrease) in net assets resulting from operations	17,652,238	(40,344,754)
Distributions to shareholders from
Net investment income and net realized gains	(10,071,329)	(7,579,228)
Tax basis return of capital	0	(15,180,253)
Total distributions to shareholders	(10,071,329)	(22,759,481)
Capital share transactions
Net asset value of common shares issued under the Automatic Dividend Reinvestment Plan	65,308	56,803
Total increase (decrease) in net assets	7,646,217	(63,047,432)
Net assets
Beginning of period	197,586,525	260,633,957
End of period	$205,232,742	$197,586,525
The accompanying notes are an integral part of these financial statements.
Allspring Global Dividend Opportunity Fund | 27

Statement of cash flows—six months ended April 30, 2023 (unaudited)
Statement of cash flows
Cash flows from operating activities
Net increase in net assets resulting from operations	$17,652,238
Adjustments to reconcile net increase in net assets from operations to net cash provided by operating activities
Purchase of long-term securities	(91,915,173)
Proceeds from the sales of long-term securities	99,479,758
Amortization, net	(57,519)
Purchases and sales of short-term securities, net	(75,854)
Proceeds from premiums received from written options	6,457,468
Payment to close written options	(7,240,495)
Increase in receivable for investments sold	(1,256,356)
Increase in receivable for dividends and interest	(696,194)
Increase in prepaid expenses and other assets	(500,900)
Increase in payable for investments purchased	2,150,597
Increase in advisory fee payable	5,117
Increase in administration fee payable	301
Increase in accrued expenses and other liabilities	391,339
Payments on foreign currency transactions	(22,659)
Net realized losses on investments	4,377,458
Net realized losses on foreign currency and foreign currency translations	42,922
Net realized losses from written options	274,207
Net change in unrealized gains (losses) on investments	(18,894,630)
Net change in unrealized gain (losses) on foreign currency and foreign currency translations	(20,263)
Net change in unrealized gains (losses) on written options	(145,860)
Net cash provided by operating activities	10,005,502
Cash flows from financing activities
Cash distributions paid	(10,006,021)
Net cash used in financing activities	(10,006,021)
Net decrease in cash	(519)
Cash (including foreign currency)
Beginning of period	101,087
End of period	$100,568
Supplemental cash disclosure
Cash paid for dividends and interest expense on securities sold short	$954,462
Supplemental non-cash financing disclosure
Reinvestment of dividends	$65,308
The accompanying notes are an integral part of these financial statements.
28 | Allspring Global Dividend Opportunity Fund

Financial highlights
Financial highlights

(For a share outstanding throughout each period)

	Six months ended April 30, 2023 (unaudited)	Year ended October 31
		2022	2021	2020	2019	2018
Net asset value, beginning of period	$4.57	$6.03	$4.84	$5.87	$5.61	$6.68
Net investment income	0.08 [1]	0.13	0.20 [1]	0.16	0.17	0.23
Net realized and unrealized gains (losses) on investments	0.32	(1.06)	1.51	(0.63)	0.68	(0.66)
Total from investment operations	0.40	(0.93)	1.71	(0.47)	0.85	(0.43)
Distributions to shareholders from
Net investment income	(0.23)	(0.18)	(0.26)	(0.18)	(0.20)	(0.22)
Tax basis return of capital	0.00	(0.35)	(0.26)	(0.39)	(0.40)	(0.43)
Total distributions to shareholders	(0.23)	(0.53)	(0.52)	(0.57)	(0.60)	(0.65)
Anti-dilutive effect of shares repurchased	0.00	0.00	0.00 [2]	0.01	0.01	0.01
Net asset value, end of period	$4.74	$4.57	$6.03	$4.84	$5.87	$5.61
Market value, end of period	$4.36	$4.63	$5.81	$4.09	$5.55	$4.94
Total return based on market value[3]	(0.92)%	(11.43)%	56.27%	(16.35)%	25.71%	(11.55)%
Ratios to average net assets (annualized)
Expenses*	2.61%	1.86%	1.37%	1.60%	1.89%	1.84%
Net investment income*	3.25%	2.52%	3.57%	3.17%	2.96%	3.70%
Supplemental data
Portfolio turnover rate	45%	97%	105%	108%	109%	45%
Net assets, end of period (000s omitted)	$205,233	$197,587	$260,634	$211,166	$257,990	$253,389
Borrowings outstanding, end of period (000s omitted)	$47,500	$47,500	$47,500	$47,500	$47,500	$47,500
Asset coverage per $1,000 of borrowing, end of period	$5,321	$5,160	$6,487	$5,446	$6,431	$6,335

*	Ratios include dividends on securities sold short and/or interest expense related to interest associated with borrowings and/or leverage transactions as follows:

Six months ended April 30, 2023 (unaudited)	1.36%
Year ended October 31, 2022	0.63%
Year ended October 31, 2021	0.15%
Year ended October 31, 2020	0.38%
Year ended October 31, 2019	0.57%
Year ended October 31, 2018	0.45%

[1]	Calculated based upon average shares outstanding
[2]	Amount is less than $0.005.
[3]
Total return is calculated assuming a purchase of common stock on the first day and a sale on the last day of the period reported. Dividends and distributions, if any, are assumed for purposes of these calculations to be reinvested at prices obtained under the Fund’s Automatic Dividend Reinvestment Plan. Total return does not reflect brokerage commissions that a shareholder would pay on the purchase and sale of shares.

The accompanying notes are an integral part of these financial statements.
Allspring Global Dividend Opportunity Fund | 29

Notes to financial statements (unaudited)
Notes to financial statements
1.
ORGANIZATION
Allspring Global Dividend Opportunity Fund (the “Fund”) was organized as a statutory trust under the laws of the state of Delaware on December 21, 2006 and is registered as a diversified closed-end management investment company under the Investment Company Act of 1940, as amended (the “1940 Act”). As an investment company, the Fund follows the accounting and reporting guidance in Financial Accounting Standards Board (“FASB”) Accounting Standards Codification Topic 946, Financial Services – Investment Companies.
2.
SIGNIFICANT ACCOUNTING POLICIES
The following significant accounting policies, which are consistently followed in the preparation of the financial statements of the Fund, are in conformity with U.S. generally accepted accounting principles which require management to make estimates and assumptions that affect the reported amounts of assets and liabilities, disclosure of contingent assets and liabilities at the date of the financial statements, and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates.
Securities valuation
All investments are valued each business day as of the close of regular trading on the New York Stock Exchange (generally 4 p.m. Eastern Time), although the Fund may deviate from this calculation time under unusual or unexpected circumstances.
Equity securities and exchange-traded funds that are listed on a foreign or domestic exchange or market are valued at the official closing price or, if none, the last sales price.
The values of securities denominated in foreign currencies are translated into U.S. dollars at rates provided by an independent foreign currency pricing source at a time each business day specified by the Valuation Committee at Allspring Funds Management, LLC (“Allspring Funds Management”).
Many securities markets and exchanges outside the U.S. close prior to the close of the New York Stock Exchange and therefore may not fully reflect trading or events that occur after the close of the principal exchange in which the foreign securities are traded, but before the close of the New York Stock Exchange. If such trading or events are expected to materially affect the value of such securities, then fair value pricing procedures implemented by Allspring Funds Management are applied. These procedures take into account multiple factors including movements in U.S. securities markets after foreign exchanges close. Foreign securities that are fair valued under these procedures are categorized as Level 2 and the application of these procedures may result in transfers between Level 1 and Level 2. Depending on market activity, such fair valuations may be frequent. Such fair value pricing may result in net asset values that are higher or lower than net asset values based on the last reported sales price or latest quoted bid price. On April 30, 2023, such fair value pricing was used in pricing certain foreign securities.
Debt securities are valued at the evaluated bid price provided by an independent pricing service (e.g. taking into account various factors, including yields, maturities, or credit ratings) or, if a reliable price is not available, the quoted bid price from an independent broker-dealer.
Forward foreign currency contracts are recorded at the forward rate provided by an independent foreign currency pricing source at a time each business day specified by the Valuation Committee at Allspring Funds Management.
Options that are listed on a foreign or domestic exchange or market are valued at the closing mid-price. Non-listed options are valued at the evaluated price provided by an independent pricing service or, if a reliable price is not available, the quoted bid price from an independent broker-dealer.
Investments in registered open-end investment companies (other than those listed on a foreign or domestic exchange or market) are valued at net asset value.
Investments which are not valued using any of the methods discussed above are valued at their fair value, as determined in good faith by Allspring Funds Management, which was named the valuation designee by the Board of Trustees. As the valuation designee, Allspring Funds Management is responsible for day-to-day valuation activities for the Allspring Funds. In connection with these responsibilities, Allspring Funds Management has established a Valuation Committee and has delegated to it the authority to take any actions regarding the valuation of portfolio securities that the Valuation Committee deems necessary or appropriate, including determining the fair value of portfolio securities. On a quarterly basis, the Board of Trustees receives reports of valuation actions taken by the Valuation Committee. On at least an annual basis, the Board of Trustees receives an assessment of the adequacy and effectiveness of Allspring Funds Management’s process for determining the fair value of the portfolio of investments.
Foreign currency translation
The accounting records of the Fund are maintained in U.S. dollars. The values of other assets and liabilities denominated in foreign currencies are translated into U.S. dollars at rates provided by an independent foreign currency pricing source at a time each business day specified by the Valuation Committee. Purchases and sales of securities, and income and expenses are converted at the rate of exchange on the respective dates of such transactions. Net realized foreign exchange gains or losses arise from sales of foreign currencies, currency gains or losses realized between the trade and settlement dates on securities transactions, and the difference between the amounts of dividends, interest and foreign withholding taxes recorded and the U.S. dollar equivalent of the amounts actually paid or received. Net unrealized foreign exchange gains and losses arise from changes in the fair value of assets and liabilities other than investments in securities resulting from changes in exchange rates. The changes in net assets arising from
30 | Allspring Global Dividend Opportunity Fund

Notes to financial statements (unaudited)
changes in exchange rates of securities and the changes in net assets resulting from changes in market prices of securities are not separately presented. Such changes are included in net realized and unrealized gains or losses from investments.
When-issued transactions
The Fund may purchase securities on a forward commitment or when-issued basis. The Fund records a when-issued transaction on the trade date and will segregate assets in an amount at least equal in value to the Fund’s commitment to purchase when-issued securities. Securities purchased on a when-issued basis are marked-to-market daily and the Fund begins earning interest on the settlement date. Losses may arise due to changes in the market value of the underlying securities or if the counterparty does not perform under the contract.
Loans
The Fund may invest in direct debt instruments which are interests in amounts owed to lenders by corporate or other borrowers. The loans pay interest at rates which are periodically reset by reference to a base lending rate plus a spread. Investments in loans may be in the form of participations in loans or assignments of all or a portion of loans from third parties. When the Fund purchases participations, it generally has no rights to enforce compliance with the terms of the loan agreement with the borrower. As a result, the Fund assumes the credit risk of both the borrower and the lender that is selling the participation. When the Fund purchases assignments from lenders, it acquires direct rights against the borrower on the loan and may enforce compliance by the borrower with the terms of the loan agreement. Loans may include fully funded term loans or unfunded loan commitments, which are contractual obligations for future funding.
Forward foreign currency contracts
A forward foreign currency contract is an agreement between two parties to purchase or sell a specific currency for an agreed-upon price at a future date. The Fund enters into forward foreign currency contracts to facilitate transactions in foreign-denominated securities and to attempt to minimize the risk to the Fund from adverse changes in the relationship between currencies. Forward foreign currency contracts are recorded at the forward rate and marked-to-market daily. When the contracts are closed, realized gains and losses arising from such transactions are recorded as realized gains or losses on forward foreign currency contracts. The Fund is subject to foreign currency risk and may be exposed to risks if the counterparties to the contracts are unable to meet the terms of their contracts or if the value of the foreign currency changes unfavorably. The Fund’s maximum risk of loss from counterparty credit risk is the unrealized gains on the contracts. This risk may be mitigated if there is a master netting arrangement between the Fund and the counterparty.
Options
The Fund may write covered call options or secured put options on individual securities and/or indexes. When the Fund writes an option, an amount equal to the premium received is recorded as a liability and is subsequently adjusted to the current market value of the written option. Premiums received from written options that expire unexercised are recognized as realized gains on the expiration date. For exercised options, the difference between the premium received and the amount paid on effecting a closing purchase transaction, including brokerage commissions, is treated as a realized gain or loss. If a call option is exercised, the premium is added to the proceeds from the sale of the underlying security in calculating the realized gain or loss on the sale. If a put option is exercised, the premium reduces the cost of the security purchased. The Fund, as a writer of an option, bears the market risk of an unfavorable change in the price of the security and/or index underlying the written option.
The Fund may also purchase call or put options. Premiums paid are included in the Statement of Assets and Liabilities as investments, the values of which are subsequently adjusted based on the current market values of the options. Premiums paid for purchased options that expire are recognized as realized losses on the expiration date. Premiums paid for purchased options that are exercised or closed are added to the amount paid or offset against the proceeds received for the underlying security to determine the realized gain or loss. The risk of loss associated with purchased options is limited to the premium paid.
Options traded on an exchange are regulated and terms of the options are standardized. The Fund is subject to equity price risk. Purchased options traded over-the-counter expose the Fund to counterparty risk in the event the counterparty does not perform. This risk can be mitigated by having a master netting arrangement between the Fund and the counterparty and by having the counterparty post collateral to cover the Fund’s exposure to the counterparty.
Security transactions and income recognition
Securities transactions are recorded on a trade date basis. Realized gains or losses are recorded on the basis of identified cost.
Dividend income is recognized on the ex-dividend date, except for certain dividends from foreign securities, which are recorded as soon as the custodian verifies the ex-dividend date.
Interest income is accrued daily and bond discounts are accreted and premiums are amortized daily. To the extent debt obligations are placed on non-accrual status, any related interest income may be reduced by writing off interest receivables when the collection of all or a portion of interest has been determined to be doubtful based on consistently applied procedures and the fair value has decreased. If the issuer subsequently resumes interest payments or when the collectability of interest is reasonably assured, the debt obligation is removed from non-accrual status.
Income is recorded net of foreign taxes withheld where recovery of such taxes is not assured.
Allspring Global Dividend Opportunity Fund | 31

Notes to financial statements (unaudited)
Distributions to shareholders
Under a managed distribution plan, the Fund pays quarterly distributions to shareholders at an annual minimum fixed rate of 9% based on the Fund’s average monthly net asset value per share over the prior 12 months. The quarterly distributions may be sourced from income, paid-in capital, and/or capital gains, if any. To the extent that sufficient investment income is not available on a quarterly basis, the Fund may distribute paid-in capital and/ or capital gains, if any, in order to maintain its managed distribution level.
Distributions to shareholders from net investment income and net realized gains, if any, are recorded on the ex-dividend date. Such distributions are determined in accordance with income tax regulations and may differ from U.S. generally accepted accounting principles. Dividend sources are estimated at the time of declaration. The tax character of distributions is determined as of the Fund’s fiscal year end. Therefore, a portion of the Fund’s distributions made prior to the Fund’s fiscal year end may be categorized as a tax return of capital at year end.
Federal and other taxes
The Fund intends to continue to qualify as a regulated investment company by distributing substantially all of its investment company taxable income and any net realized capital gains (after reduction for capital loss carryforwards) sufficient to relieve it from all, or substantially all, federal income taxes. Accordingly, no provision for federal income taxes was required.
The Fund’s income and federal excise tax returns and all financial records supporting those returns for the prior three fiscal years are subject to examination by the federal and Delaware revenue authorities. Management has analyzed the Fund’s tax positions taken on federal, state, and foreign tax returns, as applicable, for all open tax years and does not believe that there are any uncertain tax positions that require recognition of a tax liability.
As of April 30, 2023, the aggregate cost of all investments for federal income tax purposes was $224,445,789 and the unrealized gains (losses) consisted of:
Gross unrealized gains	$37,798,367
Gross unrealized losses	(15,016,396)
Net unrealized gains	$22,781,971
As of October 31, 2022, the Fund had capital loss carryforwards which consisted of $142,650,694 in short-term capital losses and $10,876,941 in long-term capital losses.
3.
FAIR VALUATION MEASUREMENTS
Fair value measurements of investments are determined within a framework that has established a fair value hierarchy based upon the various data inputs utilized in determining the value of the Fund’s investments. The three-level hierarchy gives the highest priority to unadjusted quoted prices in active markets for identical assets or liabilities (Level 1) and the lowest priority to unobservable inputs (Level 3). The Fund’s investments are classified within the fair value hierarchy based on the lowest level of input that is significant to the fair value measurement.  The inputs are summarized into three broad levels as follows:
•Level 1—quoted prices in active markets for identical securities
•Level 2—other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.)
•Level 3—significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments)
The inputs or methodologies used for valuing investments in securities are not necessarily an indication of the risk associated with investing in those securities.
32 | Allspring Global Dividend Opportunity Fund

Notes to financial statements (unaudited)
The following is a summary of the inputs used in valuing the Fund’s assets and liabilities as of April 30, 2023:
	Quoted prices (Level 1)	Other significant observable inputs (Level 2)	Significant unobservable inputs (Level 3)	Total
Assets
Investments in:
Common stocks
Australia	$0	$1,593,282	$0	$1,593,282
Brazil	5,479,570	0	0	5,479,570
Canada	5,584,448	0	0	5,584,448
China	0	5,416,822	0	5,416,822
Finland	0	1,979,210	0	1,979,210
France	0	14,306,554	0	14,306,554
Germany	0	6,968,310	0	6,968,310
Indonesia	0	2,934,778	0	2,934,778
Ireland	5,855,679	0	0	5,855,679
Japan	0	10,821,104	0	10,821,104
Netherlands	0	4,304,898	0	4,304,898
Norway	0	1,891,725	0	1,891,725
South Korea	0	5,763,547	0	5,763,547
Taiwan	1,581,384	0	0	1,581,384
United Kingdom	0	14,177,256	0	14,177,256
United States	112,795,312	0	0	112,795,312
Corporate bonds and notes	0	38,975,113	0	38,975,113
Loans	0	2,757,516	88,920	2,846,436
Preferred stocks
United States	0	592,500	0	592,500
Rights
Luxembourg	0	0	0	0
Yankee corporate bonds and notes	0	4,962,870	191,923	5,154,793
Short-term investments
Investment companies	4,076,797	0	0	4,076,797
Total assets	$135,373,190	$117,445,485	$280,843	$253,099,518
Liabilities
Written options	$1,794,737	$224	$0	$1,794,961
Total liabilities	$1,794,737	$224	$0	$1,794,961
Additional sector, industry or geographic detail, if any, is included in the Portfolio of Investments.
For the six months ended April 30, 2023, the Fund did not have any transfers into/out of Level 3.
4.
TRANSACTIONS WITH AFFILIATES
Advisory fee
Allspring Funds Management, a wholly owned subsidiary of Allspring Global Investments Holdings, LLC, a holding company indirectly owned by certain private funds of GTCR LLC and Reverence Capital Partners, L.P., is the adviser to the Fund and is entitled to receive a fee at an annual rate of 0.85% of the Fund’s average daily total assets. Total assets consist of the net assets of the Fund plus borrowings or other leverage for investment purposes to the extent excluded in calculating net assets.
Allspring Funds Management has retained the services of a subadviser to provide daily portfolio management to the Fund. The fee for subadvisory services is borne by Allspring Funds Management. Allspring Global Investments, LLC, an affiliate of Allspring Funds Management and a wholly owned subsidiary of Allspring Global Investments Holdings, LLC, is the subadviser to the Fund and is entitled to receive a fee from Allspring Funds Management at an annual rate of 0.40% of the Fund’s average daily total assets.
Administration fee
Allspring Funds Management also serves as the administrator to the Fund, providing the Fund with a wide range of administrative services necessary to the operation of the Fund. Allspring Funds Management is entitled to receive an annual administration fee from the Fund equal to 0.05% of the Fund’s average daily total assets.
Allspring Global Dividend Opportunity Fund | 33

Notes to financial statements (unaudited)
Interfund transactions
The Fund may purchase or sell portfolio investment securities to certain affiliates pursuant to Rule 17a-7 under the 1940 Act and under procedures adopted by the Board of Trustees. The procedures have been designed to ensure that these interfund transactions, which do not incur broker commissions, are effected at current market prices.
5.
CAPITAL SHARE TRANSACTIONS
The Fund has authorized an unlimited number of shares with no par value. For the six months ended April 30, 2023 and year ended October 31, 2022, the Fund issued 14,291 and 13,179 shares, respectively.
Under an open-market share repurchase program (the “Buyback Program”), the Fund is authorized to repurchase up to 5% of its outstanding shares in open market transactions. The Fund’s Board of Trustees has delegated to Allspring Funds Management full discretion to administer the Buyback Program including the determination of the amount and timing of repurchases in accordance with the best interests of the Fund and subject to applicable legal limitations. During the six months ended April 30, 2023 and year ended October 31, 2022, the Fund did not repurchase any of its shares under the open-market share repurchase program.
6.
BORROWINGS
The Fund has borrowed $47,500,000 through a revolving credit facility administered by a major financial institution (the “Facility”). The Facility has a commitment amount of up to $47,500,000. The Fund is charged interest at the 1 Month Secured Overnight Financing Rate (SOFR) plus a spread and a commitment fee based on the unutilized amount of the commitment amount. The financial institution holds a security interest in all the assets of the Fund as collateral for the borrowing. Based on the nature of the terms of the Facility and comparative market rates, the carrying amount of the borrowings at April 30, 2023 approximates its fair value. If measured at fair value, the borrowings would be categorized as a Level 2 under the fair value hierarchy.
During the six months ended April 30, 2023, the Fund had average borrowings outstanding of $47,500,000 (on an annualized basis) at an average interest rate of 5.17% and recorded interest in the amount of $1,218,000, which represents 1.36% of its average daily net assets (on an annualized basis).
7.
INVESTMENT PORTFOLIO TRANSACTIONS
Purchases and sales of investments, excluding U.S. government obligations (if any) and short-term securities, for the six months ended April 30, 2023 were $112,013,445 and $118,883,004, respectively.
As of April 30, 2023, the Fund had unfunded loan commitments of $108,816 with unrealized losses of $1,356.
8.
DERIVATIVE TRANSACTIONS
During the six months ended April 30, 2023, the Fund entered into written options for income generation and hedging purposes. The Fund had an average of 8,435 written option contracts during six months ended April 30, 2023.
For certain types of derivative transactions, the Fund has entered into International Swaps and Derivatives Association, Inc. master agreements (“ISDA Master Agreements”) or similar agreements with approved counterparties. The ISDA Master Agreements or similar agreements may have requirements to deliver/deposit securities or cash to/with an exchange or broker-dealer as collateral and allows the Fund to offset, with each counterparty, certain derivative financial instrument’s assets and/or liabilities with collateral held or pledged. Collateral requirements differ by type of derivative. Collateral or margin requirements are set by the broker or exchange clearinghouse for exchange traded derivatives while collateral terms are contract specific for over-the-counter traded derivatives. Cash collateral that has been pledged to cover obligations of the Fund under ISDA Master Agreements or similar agreements, if any, are reported separately in the Statement of Assets and Liabilities. Securities pledged as collateral, if any, are noted in the Portfolio of Investments. With respect to balance sheet offsetting, absent an event of default by the counterparty or a termination of the agreement, the reported amounts of financial assets and financial liabilities in the Statement of Assets and Liabilities are not offset across transactions between the Fund and the applicable counterparty. A reconciliation of the gross amounts on the Statement of Assets and Liabilities to the net amounts by counterparty, including any collateral exposure, for OTC derivatives is as follows:
Counterparty	Gross amounts of liabilities in the Statement of Assets and Liabilities	Amounts subject to netting agreements	Collateral pledged[1]	Net amount of liabilities
Morgan Stanley Co.	$1,794,961	$0	$(1,794,961)	$0

[1]	Collateral pledged within this table is limited to the collateral for the net transaction with the counterparty.
9.
INDEMNIFICATION
Under the Fund’s organizational documents, the officers and Trustees have been granted certain indemnification rights against certain liabilities that may arise out of performance of their duties to the Fund. The Fund has entered into a separate agreement with each Trustee that converts
34 | Allspring Global Dividend Opportunity Fund

Notes to financial statements (unaudited)
indemnification rights currently existing under the Fund’s organizational documents into contractual rights that cannot be changed in the future without the consent of the Trustee. Additionally, in the normal course of business, the Fund may enter into contracts with service providers that contain a variety of indemnification clauses. The Fund’s maximum exposure under these arrangements is dependent on future claims that may be made against the Fund and, therefore, cannot be estimated.
10.
SUBSEQUENT DISTRIBUTIONS
Under the managed distribution plan, on May 17, 2023, the Fund declared a distribution of $0.10728 per share payable on July 3, 2023 to common shareholders of record on June 13, 2023. This distribution is not reflected in the accompanying financial statements.
Allspring Global Dividend Opportunity Fund | 35

Other information (unaudited)
Other information
Proxy voting information
A description of the policies and procedures used to determine how to vote proxies relating to portfolio securities is available without charge, upon request, by calling 1-800-222-8222, visiting our website at allspringglobal.com, or visiting the SEC website at sec.gov. Information regarding how the proxies related to portfolio securities were voted during the most recent 12-month period ended June 30 is available on the website at allspringglobal.com or by visiting the SEC website at sec.gov.
Annual meeting of shareholders
On February 6, 2023, an Annual Meeting of Shareholders for the Fund was held to consider the following proposal. The results of the proposal are indicated below.
Proposal 1 – Election of trustees:
Isaiah Harris, Jr.
Shares voted “For”	33,126,576
Shares voted “Withhold”	1,563,109
David F. Larcker
Shares voted “For”	33,297,218
Shares voted “Withhold”	1,392,467
Olivia S. Mitchell
Shares voted “For”	33,273,627
Shares voted “Withhold”	1,416,058
Quarterly portfolio holdings information
The Fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year as an exhibit to its reports on Form N-PORT. Shareholders may view the filed Form N-PORT by visiting the SEC website at sec.gov.
Delaware statutory trust act – control share acquisitions
Because the Fund is organized as a Delaware statutory trust, it is subject to the control share acquisition statute (the “Control Share Statute”) contained in Subchapter III of the Delaware Statutory Trust Act (the “DSTA”), which became automatically applicable to listed closed-end funds, such as the Fund, upon its effective date of August 1, 2022 (the “Effective Date”).
The Control Share Statute provides for a series of voting power thresholds above which shares are considered control shares. The first such threshold is 10% or more, but less than 15%, of all voting power. Voting power is defined by the Control Share Statute as the power to directly or indirectly exercise or direct the exercise of the voting power of Fund shares in the election of trustees. Whether a voting power threshold is met is determined by aggregating the holdings of the acquirer as well as those of its “associates,” as defined by the Control Share Statute.
Once a threshold is reached, an acquirer has no voting rights under the DSTA or the governing documents of the Fund with respect to shares acquired in excess of that threshold (i.e., the “control shares”) unless approved by shareholders or exempted by the Fund’s Board of Trustees. Approval by shareholders requires the affirmative vote of two-thirds of all votes entitled to be cast on the matter, excluding shares held by the acquirer and its associates as well as shares held by certain insiders of the Fund. The Control Share Statute provides procedures for an acquirer to request a shareholder meeting for the purpose of considering whether voting rights shall be accorded to control shares. Further approval by the Fund’s shareholders would be required with respect to additional acquisitions of control shares above the next applicable threshold level. In addition, the Fund’s Board of Trustees is permitted, but not obligated to, exempt specific acquisitions or classes of acquisitions of control shares, either in advance or retroactively.
The Control Share Statute does not retroactively apply to acquisitions of shares that occurred prior to the Effective Date. However, such shares will be aggregated with any shares acquired after the Effective Date for purposes of determining whether a voting power threshold is exceeded, resulting in the newly acquired shares constituting control shares.
The Control Share Statute requires shareholders to disclose to the Fund any control share acquisition within 10 days of such acquisition and, upon request, to provide any information that the Fund’s Board of Trustees reasonably believes is necessary or desirable to determine whether a control share acquisition has occurred.
The foregoing is only a summary of certain aspects of the Control Share Statute. Shareholders should consult their own legal counsel to determine the application of the Control Share Statute with respect to their shares of the Fund and any subsequent acquisitions of shares.

36 | Allspring Global Dividend Opportunity Fund

Other information (unaudited)
BOARD OF TRUSTEES AND OFFICERS
The following table provides basic information about the Board of Trustees (the “Trustees”) and Officers of the Fund. Each of the Trustees and Officers listed below acts in identical capacities for each fund in the Allspring family of funds, which consists of 127 mutual funds comprising the Allspring Funds Trust, Allspring Variable Trust, Allspring Master Trust, and four closed-end funds, including the Fund (collectively the “Fund Complex”). The mailing address of each Trustee and Officer is 1415 Vantage Park Drive, 3rd Floor, Charlotte, NC 28203. The Board of Trustees is classified into three classes of which one is elected annually. Each Trustee serves a three-year term concurrent with the class from which the Trustee is elected. Each Officer serves an indefinite term.
Independent Trustees
Name and year of birth	Position held and length of service*	Principal occupations during past five years or longer	Current other public company or investment company directorships
Class I - Non-Interested Trustees to serve until 2026 Annual Meeting of Shareholders
Isaiah Harris, Jr. (Born 1952)	Trustee, since 2010; Audit Committee Chair, since 2019
Retired. Member of the Advisory Board of CEF of East Central Florida. Chairman of the Board of
CIGNA Corporation from 2009 to 2021, and Director from 2005 to 2008. From 2003 to 2011,
Director of Deluxe Corporation. Prior thereto, President and CEO of BellSouth Advertising and
Publishing Corp. from 2005 to 2007, President and CEO of BellSouth Enterprises from 2004 to
2005 and President of BellSouth Consumer Services from 2000 to 2003. Emeritus member of the
Iowa State University Foundation Board of Governors. Emeritus Member of the Advisory Board of
Iowa State University School of Business. Advisory Board Member, Palm Harbor Academy (private school). Advisory Board Member, Fellowship of Christian Athletes. Mr. Harris is a certified public accountant (inactive status).
N/A
David F. Larcker (Born 1950)	Trustee, since 2010
Distinguished Visiting Fellow at the Hoover Institution since 2022. James Irvin Miller Professor of
Accounting at the Graduate School of Business (Emeritus), Stanford University, Director of the
Corporate Governance Research Initiative and Senior Faculty of The Rock Center for Corporate
Governance since 2006. From 2005 to 2008, Professor of Accounting at the Graduate School of
Business, Stanford University. Prior thereto, Ernst & Young Professor of Accounting at The
Wharton School, University of Pennsylvania from 1985 to 2005.
N/A
Olivia S. Mitchell (Born 1953)	Trustee, since 2010; Nominating and Governance Committee Chair, since 2018
International Foundation of Employee Benefit Plans Professor since 1993, Wharton School of the
University of Pennsylvania. Director of Wharton’s Pension Research Council and Boettner Center
on Pensions & Retirement Research, and Research Associate at the National Bureau of Economic
Research. Previously taught at Cornell University from 1978 to 1993.
N/A
Class II - Non-Interested Trustees to serve until 2024 Annual Meeting of Shareholders
William R. Ebsworth (Born 1957)	Trustee, since 2015
Retired. From 1984 to 2013, equities analyst, portfolio manager, research director and chief investment officer at Fidelity Management and Research Company in Boston, Tokyo, and Hong
Kong, and retired in 2013 as Chief Investment Officer of Fidelity Strategic Advisers, Inc. where he led a team of investment professionals managing client assets. Prior thereto, Board member of
Hong Kong Securities Clearing Co., Hong Kong Options Clearing Corp., the Thailand International
Fund, Ltd., Fidelity Investments Life Insurance Company, and Empire Fidelity Investments Life
Insurance Company. Audit Committee Chair and Investment Committee Chair of the Vincent
Memorial Hospital Foundation (non-profit organization). Mr. Ebsworth is a CFA charterholder.
N/A
Jane A. Freeman (Born 1953)	Trustee, since 2015; Chair Liaison, since 2018
Retired. From 2012 to 2014 and 1999 to 2008, Chief Financial Officer of Scientific Learning
Corporation. From 2008 to 2012, Ms. Freeman provided consulting services related to strategic business projects. Prior to 1999, Portfolio Manager at Rockefeller & Co. and Scudder, Stevens &
Clark. Board member of the Harding Loevner Funds from 1996 to 2014, serving as both Lead
Independent Director and chair of the Audit Committee. Board member of the Russell Exchange
Traded Funds Trust from 2011 to 2012 and the chair of the Audit Committee. Ms. Freeman is also an inactive Chartered Financial Analyst.
N/A

Allspring Global Dividend Opportunity Fund | 37

Other information (unaudited)
Name and year of birth	Position held and length of service*	Principal occupations during past five years or longer	Current other public company or investment company directorships
Class III - Non-Interested Trustees to serve until 2025 Annual Meeting of Shareholders
Timothy J. Penny (Born 1951)	Trustee, since 2010; Chair, since 2018
President and Chief Executive Officer of Southern Minnesota Initiative Foundation, a non-profit organization, since 2007. Vice Chair of the Economic Club of Minnesota, since 2007. Co-Chair of the Committee for a Responsible Federal Budget, since 1995. Member of the Board of Trustees of
NorthStar Education Finance, Inc., a non-profit organization, from 2007-2022. Senior Fellow of the University of Minnesota Humphrey Institute from 1995 to 2017.
N/A
James G. Polisson (Born 1959)	Trustee, since 2018
Retired. Chief Marketing Officer, Source (ETF) UK Services, Ltd, from 2015 to 2017. From 2012 to
2015, Principal of The Polisson Group, LLC, a management consulting, corporate advisory and principal investing company. Chief Executive Officer and Managing Director at Russell
Investments, Global Exchange Traded Funds from 2010 to 2012. Managing Director of Barclays
Global Investors from 1998 to 2010 and Global Chief Marketing Officer for iShares and Barclays
Global Investors from 2000 to 2010. Trustee of the San Francisco Mechanics’ Institute, a non-
profit organization, from 2013 to 2015. Board member of the Russell Exchange Traded Fund Trust from 2011 to 2012. Director of Barclays Global Investors Holdings Deutschland GmbH from 2006 to 2009. Mr. Polisson is an attorney and has a retired status with the Massachusetts and District of
Columbia Bar Associations.
N/A
Pamela Wheelock (Born 1959)	Trustee, since January 2020; previously Trustee from January 2018 to July 2019
Retired. Executive and Senior Financial leadership positions in the public, private and nonprofit sectors. Interim President and CEO, McKnight Foundation, 2020. Interim Commissioner,
Minnesota Department of Human Services, 2019. Chief Operating Officer, Twin Cities Habitat for
Humanity, 2017-2019. Vice President for University Services, University of Minnesota, 2012-
2016. Interim President and CEO, Blue Cross and Blue Shield of Minnesota, 2011-2012. Executive
Vice-President and Chief Financial Officer, Minnesota Wild, 2002-2008. Commissioner,
Minnesota Department of Finance, 1999-2002. Chair of the Board of Directors of Destination
Medical Center Corporation. Board member of the Minnesota Wild Foundation.
N/A

*	Length of service dates reflect the Trustee’s commencement of service with the Trust’s predecessor entities, where applicable.

38 | Allspring Global Dividend Opportunity Fund

Other information (unaudited)
Officers1
Name and year of birth	Position held and length of service	Principal occupations during past five years or longer
Andrew Owen (Born 1960)	President, since 2017
President and Chief Executive Officer of Allspring Funds Management, LLC since 2017 and Head of Global Fund
Governance of Allspring Global Investments since 2022. Prior thereto, co-president of Galliard Capital
Management, LLC, an affiliate of Allspring Funds Management, LLC, from 2019 to 2022 and Head of Affiliated
Managers, Allspring Global Investments, from 2014 to 2019 and Executive Vice President responsible for marketing, investments and product development for Allspring Funds Management, LLC, from 2009 to 2014.

Jeremy DePalma (Born 1974)	Treasurer, since 2012 (for certain funds in the Fund Complex); since 2021 (for the remaining funds in the Fund Complex)
Senior Vice President of Allspring Funds Management, LLC since 2009. Senior Vice President of Evergreen
Investment Management Company, LLC from 2008 to 2010 and head of the Fund Reporting and Control Team within Fund Administration from 2005 to 2010.

Christopher Baker (Born 1976)	Chief Compliance Officer, since 2022
Global Chief Compliance Officer for Allspring Global Investments since 2022. Prior thereto, Chief Compliance
Officer for State Street Global Advisors from 2018 to 2021. Senior Compliance Officer for the State Street divisions of Alternative Investment Solutions, Sector Solutions, and Global Marketing from 2015 to 2018. From 2010 to 2015
Vice President, Global Head of Investment and Marketing Compliance for State Street Global Advisors.

Matthew Prasse (Born 1983)	Chief Legal Officer, since 2022; Secretary, since 2021
Senior Counsel of the Allspring Legal Department since 2021. Senior Counsel of the Wells Fargo Legal Department
from 2018 to 2021. Previously, Counsel for Barings LLC from 2015 to 2018. Prior to joining Barings, Associate at
Morgan, Lewis & Bockius LLP from 2008 to 2015.

1 For those Officers with tenures at Allspring Global Investments and/or Allspring Funds Management, LLC that began prior to 2021, such tenures include years of service during which these businesses/entities were known as Wells Fargo Asset Management and Wells Fargo Funds Management, LLC, respectively.

Allspring Global Dividend Opportunity Fund | 39

Automatic dividend reinvestment plan
AUTOMATIC DIVIDEND REINVESTMENT PLAN
All common shareholders are eligible to participate in the Automatic Dividend Reinvestment Plan (“the Plan”). Pursuant to the Plan, unless a common shareholder is ineligible or elects otherwise, all cash dividends and capital gains distributions are automatically reinvested by Computershare Trust Company, N.A., as agent for shareholders in administering the Plan (“Plan Agent”), in additional common shares of the Fund. Whenever the Fund declares an ordinary income dividend or a capital gain dividend (collectively referred to as “dividends”) payable either in shares or in cash, nonparticipants in the Plan will receive cash, and participants in the Plan will receive the equivalent in common shares. The shares are acquired by the Plan Agent for the participant’s account, depending upon the circumstances described below, either (i) through receipt of additional unissued but authorized common shares from the Fund (“newly issued common shares”) or (ii) by purchase of outstanding common shares on the open-market (open-market purchases) on the NYSE Amex or elsewhere. If, on the payment date for any dividend or distribution, the net asset value per share of the common shares is equal to or less than the market price per common share plus estimated brokerage commissions (“market premium”), the Plan Agent will invest the amount of such dividend or distribution in newly issued shares on behalf of the participant. The number of newly issued common shares to be credited to the participant’s account will be determined by dividing the dollar amount of the dividend by the net asset value per share on the date the shares are issued, provided that the maximum discount from the then current market price per share on the date of issuance may not exceed 5%. If on the dividend payment date the net asset value per share is greater than the market value (“market discount”), the Plan Agent will invest the dividend amount in shares acquired on behalf of the participant in open-market purchases. There will be no brokerage charges with respect to shares issued directly by the Fund as a result of dividends or capital gains distributions payable either in shares or in cash. However, each participant will pay a pro rata share of brokerage commissions incurred with respect to the Plan Agent’s open-market purchases in connection with the reinvestment of dividends. The automatic reinvestment of dividends and distributions will not relieve participants of any federal, state or local income tax that may be payable (or required to be withheld) on such dividends. All correspondence concerning the Plan should be directed to the Plan Agent at P.O. Box 505000, Louisville, Kentucky 40233 or by calling 1-800-730-6001.

40 | Allspring Global Dividend Opportunity Fund

Transfer Agent, Registrar, Shareholder Servicing
Agent & Dividend Disbursing Agent
Computershare Trust Company, N.A.
P.O. Box 505000
Louisville, Kentucky 40233
1-800-730-6001
Website: allspringglobal.com

Allspring Global InvestmentsTM is the trade name for the asset management firms of Allspring Global Investments Holdings, LLC, a holding company indirectly owned by certain private funds of GTCR LLC and Reverence Capital Partners, L.P. These firms include but are not limited to Allspring Global Investments, LLC, and Allspring Funds Management, LLC. Certain products managed by Allspring entities are distributed by Allspring Funds Distributor, LLC (a broker-dealer and Member FINRA/SIPC).
This material is for general informational and educational purposes only and is NOT intended to provide investment advice or a recommendation of any kind - including a recommendation for any specific investment, strategy, or plan.
© 2023 Allspring Global Investments Holdings, LLC. All rights reserved.
ALL-05052023-rsbph386 06-23
SAR158 04-23

ITEM 2. CODE OF ETHICS

Not applicable.

ITEM 3. AUDIT COMMITTEE FINANCIAL EXPERT

Not applicable.

ITEM 4. PRINCIPAL ACCOUNTANT FEES AND SERVICES

Not applicable.

ITEM 5. AUDIT COMMITTEE OF LISTED REGISTRANTS

Not applicable.

ITEM 6. INVESTMENTS

A Portfolio of Investments for Allspring Global Dividend Opportunity Fund is included as part of the report to shareholders filed under Item 1 of this Form.

ITEM 7. DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES

Not applicable.

ITEM 8. PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES

Not applicable.

ITEM 9. PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS

Period	(a) Total Number of Shares Purchased	(b) Average Price Paid per Share	(c) Total Number of Shares Purchased as Part of Publicly Announced Plans or Programs	(d) Maximum Number of Shares that May Yet Be Purchased Under the Plans or Programs
11/1/2022 to 11/30/2022	0	0	0	4,324,349
12/1/2022 to 12/31/2022	0	0	0	4,324,349
1/1/2023 to 1/31/2023	0	0	0	2,162,833
2/1/2023 to 2/28/2023	0	0	0	2,162,833
3/1/2023 to 3/31/2023	0	0	0	2,162,833
4/1/2023 to 4/30/2023	0	0	0	2,162,833
Total	0	0	0	2,162,833

On November 16, 2022, the Fund announced a renewal of its open-market share repurchase program (the “Buyback Program”). Under the renewed Buyback Program, the Fund may repurchase up to 5% of its outstanding shares in open market transactions during the period beginning on January 1, 2023 and ending on December 31, 2023. The Fund’s Board of Trustees has delegated to Allspring Funds Management, LLC, the Fund’s adviser, discretion to administer the Buyback Program, including the determination of the amount and timing of repurchases in accordance with the best interests of the Fund and subject to applicable legal limitations.

ITEM 10. SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS

There have been no material changes to the procedures by which shareholders may recommend nominees to the registrant’s Board of Trustees that have been implemented since the registrant’s last provided disclosure in response to the requirements of this Item.

ITEM 11. CONTROLS AND PROCEDURES

(a) The President and Treasurer have concluded that the Allspring Global Dividend Opportunity Fund (the “Fund”) disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940) provide reasonable assurances that material information relating to the Fund is made known to them by the appropriate persons based on their evaluation of these controls and procedures as of a date within 90 days of the filing of this report.

(b) There were no significant changes in the Fund’s internal controls over financial reporting (as defined in Rule 30a-3(d) under the Investment Company Act of 1940) that occurred during the most recent fiscal half-year of the period covered by this report that materially affected, or is reasonably likely to materially affect, the registrant’s internal control over financial reporting.

ITEM 12. DISCLOSURES OF SECURITIES LENDING ACTIVITES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES

Not applicable.

ITEM 13. EXHIBITS

(a)(1)	Not applicable.

(a)(2)	Certifications pursuant to Section 302 of the Sarbanes-Oxley Act of 2002.

(a)(3)	Not applicable.

(a)(4)	Not applicable.

(b)	Certifications pursuant to Section 906 of the Sarbanes-Oxley Act of 2002.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Allspring Global Dividend Opportunity Fund

By:	/s/ Andrew Owen
Andrew Owen
President

Date: June 27, 2023

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the date indicated.

Allspring Global Dividend Opportunity Fund

By:	/s/ Andrew Owen
Andrew Owen
President

Date: June 27, 2023

By:	/s/ Jeremy DePalma
Jeremy DePalma
Treasurer

Date: June 27, 2023